UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMAG PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMAG PHARMACEUTICALS, INC.
100 Hayden Avenue
Lexington, Massachusetts 02421

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 5, 2009

        An Annual Meeting of Stockholders of AMAG Pharmaceuticals, Inc., or the Annual Meeting, will be held at our principal executive offices at 100 Hayden Avenue, Lexington, Massachusetts 02421 on Tuesday, May 5, 2009 at 9:00 a.m., local time, to consider and act upon the following matters:

  1.
  To elect seven members of the Board of Directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

  2.
  To approve an amendment and restatement of our 2007 Equity Incentive Plan to, among other things, increase the number of shares of our common stock available for issuance thereunder by 600,000 shares;

  3.
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditor for the year ending December 31, 2009; and

  4.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        Only stockholders of record at the close of business on March 9, 2009 are entitled to notice of, and will be entitled to vote at, the Annual Meeting or any adjournment thereof. A list of the stockholders of record entitled to vote will be available for inspection at our principal executive offices for ten days prior to the Annual Meeting. Our stock transfer books will remain open between the record date and the date of the Annual Meeting.

By Order of the Board of Directors,

Joseph L. Farmer Secretary

Lexington, Massachusetts
April 7, 2009

        Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy and mail it promptly in the enclosed envelope in order to assure representation of your shares. No postage need be affixed if the proxy is mailed in the United States. Do not send any certificates with your proxy card. If your shares are held in a bank or brokerage account, you may be eligible to vote via the Internet or by telephone. Please refer to the enclosed form for instructions.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 5, 2009.

This Proxy Statement, the Proxy Card, and the Company's 2008 Annual Report are all available free of charge at www.amagpharma.com.

AMAG PHARMACEUTICALS, INC.
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

AMAG PHARMACEUTICALS, INC.
100 Hayden Avenue
Lexington, Massachusetts 02421

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 5, 2009

The Annual Meeting

        Our Board of Directors, or the Board, is soliciting your proxy to vote at our Annual Meeting to be held at our principal executive offices at 100 Hayden Avenue, Lexington, Massachusetts 02421 on Tuesday, May 5, 2009 at 9:00 a.m., local time, and at any adjournments or postponements of the Annual Meeting. This Proxy Statement explains the agenda, voting information and procedures. Please read it carefully. This Proxy Statement and accompanying form of proxy was first mailed to our stockholders on or about April 7, 2009.

        At the Annual Meeting, the following proposals will be subject to a vote of our stockholders: (i) a proposal to elect Messrs. Joseph V. Bonventre, M.D., Ph.D., Michael Narachi, Brian J.G. Pereira, M.D., Robert J. Perez, Davey S. Scoon, Mark Skaletsky and Ron Zwanziger as directors; (ii) a proposal to amend and restate our 2007 Equity Incentive Plan, or the 2007 Plan, to, among other things, increase the number of shares of our common stock available for issuance thereunder by 600,000 shares; and (iii) a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditor for the year ending December 31, 2009.

        In this Proxy Statement, references to "Company," "AMAG," "we," "us," or "our" mean AMAG Pharmaceuticals, Inc.

Who Is Entitled To Attend And Vote At The Annual Meeting?

        Only stockholders of record at the close of business on March 9, 2009, or the Record Date, are entitled to attend and vote at the Annual Meeting. On the Record Date, there were 17,024,284 shares of common stock outstanding and entitled to vote.

        If on the Record Date your shares were registered directly in your name with our transfer agent/registrar, American Stock Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

        If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting.

How Many Votes Do I Have?

        Each stockholder is entitled to one vote for each share of common stock held by such stockholder on the Record Date.

What Materials Should I Be Receiving In Connection With The Annual Meeting?

        Our Annual Report, including audited financial statements for the year ended December 31, 2008, is being mailed to you along with this Proxy Statement. This Proxy Statement and the accompanying form of proxy was first mailed to our stockholders on or about April 7, 2009.

        In order to reduce printing and postage costs, Broadridge Financial Solutions, Inc., or Broadridge, which handles the mailing of our Annual Report and proxy materials to those who hold our shares through a broker or bank or in "street name," has undertaken an effort to deliver only one Annual Report and one Proxy Statement to multiple stockholders who hold their shares in street name and who share the same address. This delivery method, called "householding," is not used if Broadridge has received contrary instructions from one or more of our stockholders who share an address. If you are eligible for householding, but you and other stockholders with whom you share an address wish to receive more than one copy of our Annual Report and Proxy Statement, please contact our Investor Relations Department at (617) 498-3300 or 100 Hayden Avenue, Lexington, Massachusetts, 02421, attention: Investor Relations Department. We do not provide for householding directly for stockholders of record.

        If your household has received only one Annual Report and one Proxy Statement, we will promptly deliver a separate copy of the Annual Report and the Proxy Statement at no charge to any stockholder who sends a written request to our principal executive offices at 100 Hayden Avenue, Lexington, Massachusetts, 02421, attention: Investor Relations Department, or calls our Investor Relations Department at (617) 498-3300 and requests a separate copy. You may also notify Broadridge that you would like to receive separate copies of our Annual Report and Proxy Statement in the future by writing or calling your bank or broker. Even if your household has received only one Annual Report and one Proxy Statement, a separate proxy card should have been provided for each stockholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed envelope.

        If you currently receive multiple copies of our Annual Report and Proxy Statement at your address and would like to request "householding" of your communications, please contact your bank or broker. Once you have elected "householding" of your communications, "householding" will continue until you are notified otherwise or until you revoke your consent.

How Do I Vote?

        If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it in the envelope provided. No postage is required if your proxy card is mailed in the United States. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy. If you plan to attend the Annual Meeting and vote in person, we will give you a ballot or a new proxy card when you arrive.

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy. However, if your shares are held in the name of your broker, bank or other agent, you must bring an account statement or letter from the agent indicating that you were the beneficial owner of the shares on the Record Date for voting at the Annual Meeting. Positive identification will be required to vote your shares in person.

        Where you have specified a choice on the accompanying proxy card with respect to the proposals, your shares will be voted in accordance with your specifications. If you sign the proxy card but do not make specific choices, your shares will be voted in favor of each of the proposals.

        If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, your shares will be voted in accordance with the judgment of the persons named in your proxy. At present, the Board knows of no other matters to be presented at the Annual Meeting.

What If I Get More Than One Proxy Card?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return all proxy cards to be sure that all of your shares are voted.

Can I Change My Vote After I Return My Proxy Card?

        Yes. You may change your vote at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may provide timely written notice to us that you are revoking your proxy. Such notice should be sent to our principal executive offices at 100 Hayden Avenue, Lexington, MA 02421, attention: Secretary.

  •
  You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, in itself, revoke your proxy.

        If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Can I Vote By Telephone Or Electronically?

        A large number of banks and brokerage firms are participating in Broadridge's online program. This program provides eligible stockholders the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in Broadridge's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed, postage-paid envelope provided.

How Do I Vote If My Shares Are Held By My Broker?

        If your shares are held by your broker in "street name," you will need to instruct your broker how to vote your shares in the manner provided by your broker. Your broker may also offer Internet or telephonic voting, as described above.

What Are "Broker Non-Votes" and What Discretion Does My Broker Have To Vote My Shares Held In "Street Name?"

        Broker non-votes occur when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed "non-routine." Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be "routine," but not with respect to "non-routine" matters. Under the rules and interpretations of the New York Stock Exchange, which govern this issue regardless of the exchange on which the company is listed, "non-routine" matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers or stockholder proposals.

        Most brokers are permitted to vote your shares with respect to the election of directors and the ratification of our appointment of PricewaterhouseCoopers LLP as our independent auditor for the year ending December 31, 2009, even if they do not receive instructions from you in a timely manner, so long as they hold your shares in their name and have requested your instructions. There are, however, certain matters, such as the proposed amendment and restatement of our 2007 Plan, with respect to which brokers may not have authority, discretionary or otherwise, to vote your shares unless they receive proper instructions to do so from you in a timely manner.

How Many Votes Are Required To Approve Each Proposal?

        For the election of directors.    Our directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting. If you do not vote for a particular nominee, or you withhold authority for one or all nominees, your vote will not count either "for" or "against" the nominee, although it will be counted for purposes of determining whether there is a quorum.

        For the approval of amendment and restatement of our 2007 Plan.    The affirmative vote of the holders of a majority of the shares of common stock present or represented and voting, at the Annual Meeting is required to approve the proposed amendment and restatement of our 2007 Plan. Broker "non-votes" are not considered to have been voted "for" or "against" this proposal and have the practical effect of reducing the number of affirmative votes required to approve the amendment and restatement of our 2007 Plan. Abstentions, however, are included in the number of shares present or represented and voting on this matter. Therefore, abstentions have the effect of a vote "against" approval of the amendment and restatement of our 2007 Plan.

        For the ratification of the appointment of PricewaterhouseCoopers LLP.    The affirmative vote of the holders of a majority of the shares of common stock present or represented and voting at the Annual Meeting is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditor for the year ending December 31, 2009. Broker "non-votes" are not considered to have been voted "for" or "against" this proposal and have the practical effect of reducing the number of affirmative votes required to approve the ratification of the appointment of PricewaterhouseCoopers LLP. Abstentions, however, are included in the number of shares present or represented and voting on each matter. Therefore abstentions have the effect of a vote "against" approval of the ratification of the appointment of PricewaterhouseCoopers LLP.

        For other matters.    The affirmative vote of the holders of a majority of the shares of common stock present or represented and voting at the Annual Meeting is required for approval of all other matters, if any, to be submitted to stockholders at the Annual Meeting. Broker "non-votes" are not considered to have been voted "for" or "against" any matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter. Abstentions, however, are included in the number of shares present or represented and voting on each matter. Therefore, abstentions have the effect of a vote "against" any such matter. At present, the Board knows of no other matters to be presented for stockholder action at the Annual Meeting.

What Constitutes A Quorum At The Annual Meeting?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the shares of common stock outstanding on the Record Date are present at the Annual Meeting in person or represented by proxy. On the Record Date, there were 17,024,284 shares of our common stock outstanding and entitled to vote.

        Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted toward the quorum requirement.

How Are We Soliciting Proxies And Tabulating Votes?

        We will bear all costs of solicitation of proxies. In addition, we have retained Georgeson Inc. to assist us in the mailing and distribution of our proxy materials and to solicit proxies on our behalf. We have agreed to pay approximately $12,500, plus out-of-pocket expenses, to Georgeson Inc. for such proxy solicitation services. In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies through telephone and in-person conversations. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names.

        Votes will be tabulated by American Stock Transfer and Trust Company as our Transfer Agent/Registrar.

How Can I Find Out The Results Of The Voting At The Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-Q for the quarter ended June 30, 2009.

When Are Stockholder Proposals And Director Nominations Due For Next Year's Annual Meeting?

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing to our principal executive offices at 100 Hayden Avenue, Lexington, MA 02421, attention: Secretary and must be received by us no later than December 8, 2009. In order to curtail controversy as to the date on which a proposal was received by us, we suggest that you submit your proposals by registered mail, return receipt requested. Proposals must satisfy the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, or the Exchange Act.

        If you wish to submit a proposal that is not to be included in next year's proxy materials or wish to nominate a director, you must submit such proposal or nomination in writing to our principal executive offices at 100 Hayden Avenue, Lexington, MA 02421, attention: Secretary and such proposal or nomination must be received by us no earlier than January 5, 2010 and no later than February 4, 2010 and must satisfy the requirements described below under "Stockholder Recommendations For Nominees As Directors and the Proposal of other Business." If the date of next year's annual meeting of stockholders is advanced by more than 30 days or delayed by more than 30 days after the anniversary of our 2009 Annual Meeting, any stockholder recommendation or proposal must be received by us no earlier than the close of business on the 120th day prior to such advanced or delayed annual meeting date and no later than the close of business on the later of (i) the 90th day prior to such advanced or delayed annual meeting date or (ii) the 10th day following the first public announcement of the meeting date.

        You are also advised to review our by-laws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock by certain individuals and entities. In general, "beneficial ownership" includes those shares a person or entity has the power to vote or transfer, and stock options and similar rights that are exercisable currently or within 60 days of the Record Date and restricted stock units, or RSUs, which are expected to vest within 60 days of the Record Date. The Record Date for the Annual Meeting was March 9, 2009. As of the Record Date, there were 17,024,284 shares of our common stock outstanding. The following table shows the amount of our common stock beneficially owned as of the Record Date by:

  •
  each person known by us to own beneficially more than 5% of our common stock;

  •
  each of our directors and nominees for director;

  •
  each of our named executive officers listed in the Summary Compensation Table included in this Proxy Statement; and

  •
  all of our directors and nominees for director and our current executive officers as a group.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Common Stock Outstanding
FMR LLC(2)	2,549,136	15.0%
82 Devonshire Street
Boston, MA 02109
Adage Capital Advisors, LLC(3)	2,047,184	12.0%
200 Clarendon Street, 52nd Floor
Boston, MA 02116
Steven A. Cohen(4)	1,465,500	8.6%
72 Cummings Point Road
Stamford, CT 06902
Standard Life Investments(5)	1,145,194	6.7%
1 George Street
Edinburgh
EH2 2LL
Scotland
United Kingdom
Domenic J. Ferrante(6)	1,124,941	6.6%
111 Huntington Avenue
Boston, MA 02199
Prudential Financial, Inc.(7)	1,110,851	6.5%
751 Broad Street
Newark, NJ 07102
Jennison Associates LLC(8)	1,110,200	6.5%
466 Lexington Avenue
New York, NY 10017
Barclays Global Investors, NA(9)	985,476	5.8%
400 Howard Street
San Francisco, CA 94105
William Leland Edwards(10)	915,529	5.4%
470 University Avenue
Palo Alto, CA 94301
Brian J.G. Pereira, M.D.(11)	382,250	2.2%
David A. Arkowitz(12)	38,986	*
Timothy G. Healey(13)	35,399	*

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Common Stock Outstanding
Michael D. Loberg, Ph.D.(14)	22,638	*
Louis Brenner, M.D(15)	22,208	*
Lee F. Allen, M.D., Ph.D.(16)	19,294	*
Mark Skaletsky(17)	18,442	*
Ron Zwanziger(18)	5,205	*
Michael Narachi(19)	5,205	*
Davey S. Scoon(20)	3,868	*
Joseph V. Bonventre, M.D., Ph.D.(21)	2,250	*
Robert J. Perez	—	*
All directors, nominees for director and executive officers as a group (15 persons)(22)	575,370	3.3%

*
Less than 1%.

(1)
Unless otherwise indicated, each stockholder referred to above has sole voting and investment power with respect to the shares listed and the address of each stockholder is: c/o AMAG Pharmaceuticals, Inc., 100 Hayden Avenue, Lexington, Massachusetts 02421.

(2)
Based solely upon a Schedule 13G filed with the Securities and Exchange Commission, or the SEC, on February 17, 2009. Includes 2,461,890 shares beneficially owned by Fidelity Management & Research Company, or Fidelity, a wholly-owned subsidiary of FMR LLC and an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, as amended, 1,700,128 shares beneficially owned by Fidelity Aggressive Growth Fund, an investment company registered under the Investment Company Act of 1940, as amended, 86,266 shares beneficially owned by Pyramis Global Advisors Trust Company, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined under Section 3(a)(6) of the Exchange Act, and 980 shares beneficially owned by FIL Limited, or FIL. FMR LLC has sole voting power with respect to 89,776 of the shares and sole dispositive power with respect to 2,549,136 of the shares. Edward C. Johnson 3rd and FMR LLC, through its control of Pyramis Global Advisors Trust Company, each has sole voting and sole dispositive power with respect to 86,266 of the shares. Edward C. Johnson 3rd and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 2,461,890 shares owned by the funds.

(3)
Based solely upon a Schedule 13G filed with the SEC on March 3, 2009. Includes 2,047,184 shares beneficially owned by each of Adage Capital Partners, L.P., or ACP, Adage Capital Partners GP, L.L.C., or ACPGP, Adage Capital Advisors, L.L.C., or ACA, Phillip Gross and Robert Atchinson. ACPGP is the General Partner of ACP. ACA is the managing member of ACPGP. Phillip Gross and Robert Atchinson are managing members of ACA. Each of the foregoing have shared voting power and shared dispositive power with respect to the shares.

(4)
Based solely upon a Schedule 13G filed with the SEC on January 23, 2009. Includes 215,500 shares beneficially owned by each of S.A.C. Capital Advisors, L.P., or SAC Capital LP, and S.A.C. Capital Advisors, Inc., or SAC Capital Inc., 750,000 shares beneficially owned by CR Intrinsic Investors, LLC, or CR Intrinsic Investors, and 500,000 shares beneficially owned by Sigma Capital Management, LLC, or Sigma Management. SAC Capital LP, SAC Capital Inc., CR Intrinsic Investors, Sigma Management and Mr. Cohen own no shares directly. Pursuant to an investment management agreement, SAC Capital LP maintains investment and voting power with respect to the securities held by SAC Capital Associates, LLC, or SAC Capital Associates. SAC Advisors Inc. is the general partner of SAC Capital LP. Pursuant to an investment management agreement, Sigma Management maintains investment and voting power with respect to the securities held by Sigma Capital Associates, LLC, or Sigma Capital Associates. Pursuant to an investment management agreement, CR Intrinsic Investors maintains investment and voting power with respect to the securities held by CR Intrinsic Investments. Mr. Cohen controls each of SAC Capital Inc., CR Intrinsic Investors and Sigma Management. CR Intrinsic Investments is a wholly owned subsidiary of SAC Capital Associates. The principal business address of Sigma Management is 540 Madison Avenue, New York, New York 10022.

(5)
Based solely upon a Schedule 13G filed with the SEC on February 13, 2009.

(6)
Based solely upon a Schedule 13G filed with the SEC on February 17, 2009. Includes 1,124,941 shares beneficially owned by Brookside Capital Partners Fund, L.P., or the Brookside Fund. Brookside Capital Investors, L.P., or Brookside Investors, is the sole general partner of the Brookside Fund. Brookside Capital Management, LLC, or Brookside Management, is the sole general partner of Brookside Investors. Mr. Domenic J. Ferrante is the sole managing member of Brookside Management. According to the Schedule 13G, the Brookside Fund acts by and through its general partner, Brookside Investors; Brookside Investors acts by and through its general partner, Brookside Management; and as the sole managing member of Brookside Management, Mr. Ferrante is the controlling person of Brookside Management.

(7)
Based solely upon a Schedule 13G filed with the SEC on February 6, 2009. Prudential Financial, Inc. is a parent holding company and the direct or indirect parent of the following registered investment advisors and broker dealers: The Prudential Insurance Company of America; Prudential Investment Management, Inc., Jennison Associates LLC, Prudential Bache Asset Management, Inc., Prudential Investments LLC, Prudential Private Placement Investors, L.P., Pruco Securities, LLC, Prudential Investment Management Services LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Quantitative Management Associates LLC, Prudential International Investments Advisers, LLC, Global Portfolio Strategies, Inc., Prudential Bache Securities, LLC, and Prudential Bache Commodities, LLC. Prudential Financial, Inc. may be deemed the beneficial owner of securities beneficially owned by these registered investment advisors and broker dealers and may have direct or indirect voting and/or investment discretion over 1,110,851 shares which are held for its own benefit or for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates. Jennison Associates LLC is an investment adviser to several investment companies, insurance separate accounts and institutional clients and is the beneficial owner of 1,110,200 of the shares reported by Prudential Financial, Inc.

(8)
Based solely upon a Schedule 13G filed with the SEC on February 13, 2009. Jennison Associates LLC, or Jennison, furnishes investment advice to several investment companies, insurance separate accounts, and institutional clients. As a result of its role as investment adviser, Jennison may be deemed to be the beneficial owner of the shares of the Company held by such client. Prudential Financial, Inc., or Prudential, indirectly owns 100% of the equity interests of Jennison. As a result, Prudential may be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Jennison may have with respect to the Company's shares held by Jennison's clients. Jennison does not file jointly with Prudential, as such, shares of the Company's stock reported on Jennison's Schedule 13G may be included in the shares reported on the Schedule 13G filed by Prudential.

(9)
Based solely upon a Schedule 13G filed with the SEC on February 5, 2009. Includes 382,662 shares beneficially owned by Barclays Global Investors, NA and 602,814 shares beneficially owned by Barclays Global Fund Advisors.

(10)
Based solely upon a Schedule 13G filed with the SEC on February 13, 2009. Includes 910,829 shares beneficially owned by each of Palo Alto Investors, Palo Alto Investors, LLC and Anthony Joonkyoo Yun, MD. Palo Alto Investors is the manager of Palo Alto Investors, LLC, a registered investment advisor. William Leland Edwards is the controlling shareholder of Palo Alto Investors. Dr. Yun is the President of Palo Alto Investors and Palo Alto Investors, LLC. Mr. Edwards has sole voting power and sole dispositive power with respect to 4,700 of the shares.

(11)
Includes 32,967 shares held in Dr. Pereira's grantor retained annuity trust, of which Dr. Pereira is the sole trustee. Dr. Pereira maintains sole investment and voting power with respect to the shares held by the trust. Also includes 349,283 shares issuable to Dr. Pereira pursuant to options currently exercisable or exercisable within 60 days of the Record Date and RSUs expected to vest within 60 days of the Record Date.

(12)
Includes 35,500 shares issuable to Mr. Arkowitz pursuant to options currently exercisable or exercisable within 60 days of the Record Date and RSUs expected to vest within 60 days of the Record Date.

(13)
Includes 35,000 shares issuable to Mr. Healey pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(14)
Comprised of 22,638 shares issuable to Dr. Loberg pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(15)
Includes 21,500 shares issuable to Dr. Brenner pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(16)
Includes 17,500 shares issuable to Dr. Allen pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(17)
Comprised of 18,442 shares issuable to Mr. Skaletsky pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(18)
Comprised of 5,205 shares issuable to Mr. Zwanziger pursuant to options currently exercisable or exercisable within 60 days of the Record Date. Excludes 2,500 shares held in trust for the benefit of Mr. Zwanziger's children. Mr. Zwanziger's sister maintains sole investment and voting power with respect to the shares held by the trust.

(19)
Comprised of 5,205 shares issuable to Mr. Narachi pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(20)
Comprised of 3,868 shares issuable to Mr. Scoon pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(21)
Comprised of 2,250 shares issuable to Dr. Bonventre pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(22)
Includes 536,016 shares issuable pursuant to options currently exercisable or exercisable within 60 days of the Record Date and RSUs expected to vest within 60 days of the Record Date.

* * * * * * * * *

* * * * * * * * *

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock, referred to herein as "Reporting Persons," to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. Based on our review of the copies of such filings received by us with respect to the year ended December 31, 2008, and written representations from our directors and executive officers who served in such capacity during the year ended December 31, 2008, we believe that all Reporting Persons complied with all Section 16(a) filing requirements for the year ended December 31, 2008, except that David A. Arkowitz, our Chief Financial Officer, inadvertently filed a Form 4 one week late in 2008 due to an administrative error.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions Policy and Procedures

        Related person transactions have the potential to create actual or perceived conflicts of interest between the Company and its directors and executive officers or their immediate family members. In accordance with our policy regarding related person transactions and its charter, the Audit Committee is charged with the responsibility of reviewing and approving or ratifying any related person transactions. To assist in identifying such transactions, the Company distributes questionnaires to its directors and officers on an annual basis.

        Current SEC rules define a related person transaction to include any transaction, arrangement or relationship in which the Company is a participant and in which any of the following persons has or will have a direct or indirect interest:

  •
  an executive officer, director or director nominee of the Company;

  •
  any person who is known to be the beneficial owner of more than 5% of the Company's common stock;

  •
  any person who is an immediate family member (as defined under Item 404 of Regulation S-K) of an executive officer, director or director nominee or beneficial owner of more than 5% of the Company's common stock; or

  •
  any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person, together with any of the foregoing persons, has a 5% or greater beneficial ownership interest.

        On March 25, 2008, our Board adopted a written related person transactions policy, which provides that any related person transaction shall be consummated or shall continue only if:

  •
  the Audit Committee approves or ratifies such transaction in accordance with our related person transactions policy and if the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third person;

  •
  the transaction is approved by the majority of the disinterested members of the Board; or

  •
  if the transaction involves compensation, it is approved by the Compensation Committee or the Board.

        The policy defines related persons to include those defined as such under the current SEC rules described above and a related person transaction as a transaction between the Company and any related person (including those transactions defined as related person transactions under the current SEC rules), provided that transactions between a related person and the Company that are available to all employees generally and transactions with a related person in a given fiscal year that involve an aggregate of less than $10,000 must be reported to the Board but do not require approval under the policy.

        Under the policy, related person transactions should be submitted to the Audit Committee for approval or preliminarily entered into by management subject to ratification by the Audit Committee, provided, that, if such ratification shall not be forthcoming, management must make all reasonable efforts to cancel or annul such transaction. In determining whether to approve a related person transaction, consideration is given to whether approval thereof would affect the independent status of any current member of our Board. If approval of a transaction would cause less than a majority of our Board to be independent, such transaction will not be approved.

 Transactions with Related Persons

        In accordance with our related person transactions policy, on August 5, 2008, our Board, based on the unanimous recommendation and approval of the Compensation and Audit Committees, approved a one year consulting agreement between us and Mr. Narachi, a member of our Board of Directors. Under the terms of the consulting arrangement, Mr. Narachi provides our Commercial Operations department with advice and consultation with respect to the expected Feraheme™ (ferumoxytol injection) commercial launch. In exchange for his time and effort, the Board authorized the issuance to Mr. Narachi of a non-qualified stock option to purchase 2,000 shares of our common stock at an exercise price equal to $41.57 per share, which was equal to the fair market value of a share of our common stock on the date of grant. The foregoing option will vest in full on the one year anniversary of the grant date to coincide with the expected period of performance under the consulting agreement. The Board, Audit Committee and Compensation Committee felt that this consulting arrangement was warranted given Mr. Narachi's unique expertise and experience in launching and commercializing pharmaceutical products in the nephrology market and the need to compensate Mr. Narachi for his additional time commitment in connection therewith.

        Additionally, we have entered into indemnification agreements with all of our directors and our executive officers. We also intend to execute these agreements with our future executive officers and directors. See "Limitation of Liability and Indemnification" below for a description of the terms of such indemnification arrangements.

        We have also entered into certain arrangements with our executive officers with respect to change of control and severance arrangements. See the section below entitled "Change of Control and Severance Payments" and "Potential Payments Upon Termination or Change of Control" for a description of the terms of such arrangements.

        We also regularly grant stock options to our executive officers and our non-employee directors. See "Director Compensation" and "Executive Officers and Compensation" below for a description of our general policies and practices with respect to such grants.

LIMITATION OF LIABILITY AND INDEMNIFICATION

        Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or another enterprise if serving at the request of the corporation. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action by or in the right of the corporation, no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that the court shall deem proper. Section 145 further provides that to the extent a present or former director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him or her in connection therewith.

        Our Certificate of Incorporation, as amended, provides that we shall, to the fullest extent permitted by law, indemnify all of our directors, officers, employees and agents. The Certificate of Incorporation also contains a provision eliminating the liability of our directors to the Company or our stockholders for monetary damage, to the fullest extent permitted by law. The Certificate of Incorporation also permits us to maintain insurance to protect the Company and any director, officer, employee or agent against any liability, whether or not we would have the power to indemnify such persons under the General Corporation Law of Delaware. The Certificate of Incorporation also permits us to enter into agreements with any director, officer, employee or agent providing for indemnification rights equivalent to or greater than the indemnification rights set forth in the Certificate of Incorporation. We have entered into indemnification agreements with all of our directors and our executive officers and certain of our employees.

 PROPOSAL 1: ELECTION OF DIRECTORS

        You are being asked to vote for seven directors at this Annual Meeting. The persons named in the enclosed proxy will vote to elect as directors the seven nominees named below, all of whom are currently directors of the Company, unless you withhold authority to vote for the election of any or all of the directors by marking the proxy to that effect.

        Each director elected will hold office until the next annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal. Each of the nominees has indicated his willingness to serve, if elected, but if a nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by us.

        Set forth below are the name and age of each nominee and the positions and offices held by him, his principal occupation and business experience during the past five years and the year of the commencement of his term as a director of the Company.

        Joseph V. Bonventre, M.D., Ph.D., age 59, has been a director since February 2008. Dr. Bonventre has been the Director of the Renal Division of the Brigham and Women's Hospital since 2002, and has been the Robert H. Ebert Professor of Medicine at Harvard Medical School and Professor of Health Sciences and Technology at the Massachusetts Institute of Technology for the past ten years. He has also been elected to the American Society of Clinical Investigation, the Association of American Physicians and the American Institute for Medical and Biological Engineering, and is a member of the Council of the American Society of Nephrology. Dr. Bonventre became the Chair of the Kidney Group of the Harvard Stem Cell Initiative in 2004 and the co-chair of the Stem Cell, Regenerative Medicine and Tissue Engineering Center of the Brigham and Women's Hospital Research Institute in 2005 and co-chair of the Technology in Medicine initiative at the Brigham and Women's Hospital in 2007. Dr. Bonventre has also been a charter member of the Board of Directors of the National Space Biology Research Institute and the Board of Advisors of the Dean of the School of Engineering at Cornell University for the past ten and five years, respectively. He also co-founded Patientkeeper Inc., a provider of integrated physician information systems, in the 1990s and Pacific Biosciences, Inc., a private biotechnology company, in 2002, and has been a member of the Scientific Advisory Board of a number of biotechnology companies. Dr. Bonventre holds a B.S. in Engineering Physics from Cornell University and an M.D. and Ph.D. in Biophysics from Harvard University.

        Michael Narachi, age 49, has been a director since November 2006. Mr. Narachi has served as Chairman, Chief Executive Officer and President of Ren Pharmaceuticals, Inc., a private biotechnology company, since 2006. He has served as Chairman of the Board of Naryx Pharma, Inc., a private pharmaceutical company, since August 2004. In 2004, Mr. Narachi retired as an officer and Vice President of Amgen Inc., or Amgen, a leading therapeutics company, where he served as General Manager of Amgen's Anemia Business from 1999 to 2004. Mr. Narachi joined Amgen in 1984 and held various positions throughout the organization including: Product Development Team Leader for NEUPOGEN®; Director of Clinical Operations in Thousand Oaks, CA and Cambridge, UK; Vice President of Development and Representative Director for Amgen Japan; Head of Corporate Strategic Planning; Chief Operations Officer of Amgen BioPharma; and Vice President, Licensing and Business Development. Mr. Narachi received a B.S. and M.A. degree in Molecular Genetics from the University of California at Davis. He completed the Executive M.B.A. program at the Anderson Graduate School of Management at University of California, Los Angeles.

        Brian J.G. Pereira, M.D., age 50, has been a director since July 2004. Dr. Pereira has been President of the Company since November 2005 and Chief Executive Officer of the Company since November 2006. Prior to joining the Company, he was President and Chief Executive Officer of the New England Health Care Foundation, a physician's group at Tufts-New England Medical Center, from 2001 to 2005, and held various other positions at Tufts-New England Medical Center from 1993 to 2001. He is a Professor of Medicine at Tufts University School of Medicine and at the Sackler School

of Biomedical Sciences of Tufts University. Dr. Pereira served as President of the National Kidney Foundation from 2002 to 2004, and has served on the editorial board of twelve scientific journals. He also serves as a director of Biodel, Inc., a pharmaceutical company, Tengion Inc., a private regenerative medicine company and Satellite Health Care Inc., a non-profit dialysis provider. In addition, Dr. Pereira is Chairman of the Board of the Harvard-MIT Biomedical Enterprise Program. Dr. Pereira graduated from St. John's Medical College, Bangalore, India and received his M.B.A. from the Kellogg School of Management, Northwestern University.

        Robert J. Perez, age 44, has been a director since January 2009. He is currently Executive Vice President and Chief Operating Officer of Cubist Pharmaceuticals, Inc, or Cubist, a pharmaceutical company. Mr. Perez joined Cubist in 2003 as Senior Vice President, Sales and Marketing, and led the launch of Cubicin® (daptomycin for injection). Prior to joining Cubist, he served as Vice President of Biogen, Inc.'s CNS Business Unit from 2001-2003, where he was responsible for commercial leadership of an $800 million neurology business unit and from 1995-2001 he held positions of increasing responsibility within the commercial organization. From 1987 to 1995 Mr. Perez held various sales and marketing positions at Zeneca Pharmaceuticals. He is also a former director for Epix Pharmaceuticals, Inc., a biopharmaceutical company. Mr. Perez received a B.S. from California State University, Los Angeles and an M.B.A. from the Anderson Graduate School of Management at the University of California, Los Angeles.

        Davey S. Scoon, CPA, age 62, has been a director since December 2006. Mr. Scoon serves as Chairman of the Board of Directors of Tufts Health Plan, where he has been a director since 1981. He also serves as a member of the Board of Directors of NitroMed, Inc., a pharmaceutical company, Inotek Pharmaceuticals Corporation, a private pharmaceutical company, and as Chairman of the Board of Trustees of Allianz Funds, a registered investment company consisting of 33 mutual funds. He is also an Adjunct Assistant Professor at Tufts University School of Medicine. From 2003 to 2005, Mr. Scoon was Chief Administrative and Financial Officer of Tom's of Maine, a company that manufactures natural care products. From 2001 to 2003, Mr. Scoon served as Chief Financial and Administrative Officer for Sun Life Financial U.S. and from 1999 to 2001, Mr. Scoon served as Vice President and Chief Financial Officer for Sun Life Financial U.S. From 1985 to 1999, Mr. Scoon was employed by Liberty Funds Group of Boston (formerly Colonial Management) as Executive Vice President and Chief Operating Officer. Mr. Scoon holds a B.B.A. from the University of Wisconsin and an M.B.A. from the Harvard Business School.

        Mark Skaletsky, age 60, has been a director since 2003. Since March 2008, Mr. Skaletsky has served as the Chief Executive Officer of Fenway Pharmaceuticals, Inc., a pharmaceutical company. Previously, he was President, Chairman and Chief Executive Officer of Trine Pharmaceuticals, Inc. (f/k/a Essential Therapeutics, Inc.), a private biopharmaceutical company, from 2001 to 2008. From 1993 to 2000, Mr. Skaletsky was the President and Chief Executive Officer of GelTex Pharmaceuticals, Inc., which was acquired by Genzyme Corporation in 2000. Prior to that, he served as Chairman and Chief Executive Officer of Enzytech, Inc. and as President and Chief Operating Officer of Biogen, Inc. Mr. Skaletsky serves on the Board of Directors and is a member of the Compensation Committees of ImmunoGen, Inc., a therapeutics company, Alkermes, Inc., a biotechnology company, and Targacept, Inc., a biopharmaceutical company. Mr. Skaletsky is also member of the Board of Trustees of Bentley College and serves on its Board of Directors and is the former Chairman of the Biotechnology Industry Organization.

        Ron Zwanziger, age 55, has been a director since November 2006. Mr. Zwanziger has served as Chairman and Chief Executive Officer of Inverness Medical Innovations, Inc., a consumer-focused company, since 2001. From 1992 to 2001, he served in the same capacity at Inverness Medical Technology, Inc., a consumer-focused company he founded that developed proprietary technologies and manufacturing processes. From 1981 to 1991, Mr. Zwanziger was Chairman, Chief Executive Officer

and Founder of Medisense, Inc. Mr. Zwanziger received his undergraduate degree from Imperial College and an M.B.A. from the Harvard Business School.

Vote Required

        Our directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting. If you do not vote for a particular nominee, or you withhold authority for one or all nominees, your vote will not count either "for" or "against" the nominee, although it will be counted for purposes of determining whether there is a quorum.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE NOMINEES LISTED ABOVE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

        The Board has determined that, other than Dr. Pereira, each current director is "independent" as such term is defined in the listing standards of the NASDAQ Global Market and SEC rules. The Board has affirmatively determined that no independent director has any material relationship with us that would interfere with the exercise of independent judgment. In reaching that conclusion, the Board considered that two of our executive officers, Drs. Pereira and Brenner, have adjunct appointments in the Renal Division of the Brigham and Women's Hospital, where one of our directors, Dr. Bonventre, is the Director of the Renal Division and determined that the fact that Dr. Bonventre's daughter is employed by our independent auditor, PricewaterhouseCoopers LLP, does not compromise Dr. Bonventre's independence. The Board also considered the fact that in August 2008 we entered into a one year consulting agreement with Mr. Narachi under which he provides our Commercial Operations department with advice and consultation with respect to the expected Feraheme commercial launch in exchange for a stock option to purchase 2,000 shares of our common stock as described above under "Certain Relationships and Related Transactions." The Board determined that this agreement does not compromise Mr. Narachi's independence or his status as a non-employee director.

MEETINGS OF THE BOARD OF DIRECTORS

        Our Board met nine times during the year ended December 31, 2008. Each director participated in at least 75% of the meetings, of the Board and of the committees of the Board on which he served, held during the portion of the last fiscal year for which such person was a director or committee member, respectively. It is our policy that our directors are expected to attend each annual meeting of stockholders. All of our directors attended our annual meeting for the year ended December 31, 2007.

        In addition, our independent directors meet regularly and at least annually in executive session without the presence of our non-independent director and management.

COMMITTEES OF THE BOARD OF DIRECTORS

        Under our by-laws, our Board may designate committees comprised of members of the Board to exercise the power and authority of the Board in the management of the business and affairs of the Company, subject to limitations imposed by law. Our Board currently has the following permanent committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee. The following table provides membership information for the current composition of these committees:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Joseph V. Bonventre, M.D., Ph.D.			X
Michael D. Loberg, Ph.D.*	X
Michael Narachi		X**
Brian J.G. Pereira, M.D.
Robert J. Perez
Davey S. Scoon	X**		X
Mark Skaletsky	X	X
Ron Zwanziger		X	X**

*
Dr. Loberg has served on our Board since 1997 but is not standing for re-election. Effective May 5, 2009, the size of our Board will be reduced to seven directors.

**
Committee Chairperson

 Audit Committee

        Our Board has a standing Audit Committee, currently composed of Messrs. Scoon (Chair) and Skaletsky and Dr. Loberg, each of whom is "independent" as such term is defined in the listing standards of the NASDAQ Global Market and SEC rules. Effective immediately upon the conclusion of our Annual Meeting of Stockholders on May 5, 2009, the Board has elected Messrs. Scoon (Chair), Skaletsky and Perez, each of whom is "independent" as such term is defined in the listing standards of the NASDAQ Global Market and SEC rules, to serve on the Audit Committee for the coming year. Our Board adopted a charter for the Audit Committee in May 2000, which was subsequently amended and restated at various times, including most recently in November 2008. The Audit Committee charter is available on our website at www.amagpharma.com, under the heading "Investors." However, information found on our website is not incorporated by reference into this Proxy Statement. Our Board has determined that each of Messrs. Scoon, Skaletsky and Perez and Dr. Loberg qualifies as an "audit committee financial expert" as defined by SEC rules. Among other duties, the Audit Committee evaluates and selects our independent auditors, reviews the audited financial statements and discusses the adequacy of our internal control over financial reporting with management and the auditors. The Audit Committee also supervises the relationship between the Company and our outside auditors, reviews and authorizes the scope of both audit and non-audit services and related fees, evaluates the independence of our outside auditors, and reviews and approves related person transactions. The Audit Committee is empowered to engage such independent advisors, including external consultants, as it deems necessary or appropriate to carry out its responsibilities. The Audit Committee conducted nine formal meetings during the year ended December 31, 2008.

Report of the Audit Committee1

        The Audit Committee has reviewed our audited financial statements for the year ended December 31, 2008, and has discussed them with both management and PricewaterhouseCoopers LLP, our independent registered public accounting firm. The Audit Committee has reviewed and discussed with PricewaterhouseCoopers LLP, who is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, its judgments as to matters related to the conduct of the audit of our financial statements and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114, "The Auditor's Communication with Those Charged with Governance," as adopted by the Public Company Accounting Oversight Board, or the PCAOB, in Rule 3200T. The Audit Committee has met with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of its examinations, its evaluation of our internal control over financial reporting, and the overall quality of our financial reporting. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence. The Audit Committee has discussed with PricewaterhouseCoopers LLP that firm's independence from management and the Company and considered the compatibility of the firm's provision of non-audit services with maintaining the firm's independence and found the provision of such services to be compatible with the firm's independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

        Respectfully Submitted by the Audit Committee of the Board of Directors of AMAG Pharmaceuticals, Inc.,

Davey S. Scoon, Chair Michael D. Loberg Mark Skaletsky

1
The material in this report is not "soliciting material," is furnished to, but not deemed "filed" with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Exchange Act, other than the Company's Annual Report on Form 10-K, where it shall be deemed to be "furnished," whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

        Our Board has a standing Compensation Committee, currently composed of Messrs. Narachi (Chair), Skaletsky and Zwanziger, each of whom is "independent" as such term is defined in the listing standards of the NASDAQ Global Market and SEC rules and is a "non-employee director" under applicable SEC rules. Effective immediately upon the conclusion of our Annual Meeting of Stockholders on May 5, 2009, the Board has elected Messrs. Narachi (Chair), Skaletsky and Perez, each of whom is "independent" as such term is defined in the listing standards of the NASDAQ Global Market and SEC rules, to serve on the Compensation Committee for the coming year. Our Board adopted a charter for the Compensation Committee in January 2006, which was subsequently amended and restated at various times, including most recently in February 2008. The current charter of the Compensation Committee is available on our website at www.amagpharma.com, under the heading "Investors." However, information found on our website is not incorporated by reference into this Proxy Statement. Among other duties, the Compensation Committee is empowered to discharge certain of the responsibilities of the Board relating to compensation of our executive officers. These responsibilities include the authority to review, negotiate, authorize and approve the recruitment, hiring and compensation of any executive officer of the Company and any other officer of the Company with a title of Senior Vice President or higher. The Compensation Committee also has the authority to review and recommend to the full Board for approval, but not approve, the compensation of the Chief Executive Officer, President and any other officer position which was not provided for in a Board-approved budget, which must be approved by the independent members of the Board. The Compensation Committee considers recommendations from our Chief Executive Officer regarding total compensation for those executives reporting directly to him. However, the Compensation Committee or the Board, as the case may be, meets without the presence of any executive officer whose compensation it is then approving.

        The Compensation Committee is authorized to administer and make awards under our stock option, stock incentive, employee stock purchase and other equity-based plans. The Compensation Committee also has the authority to review and make recommendations to the full Board with respect to incentive and director compensation plans. The Compensation Committee may delegate to any of its members its duties regarding approval of compensation and, subject to certain limitations, its authority to grant options or make other equity awards. The Compensation Committee may also delegate to the Company's executive officers, subject to certain limitations, its authority to grant options and make other equity awards. The Compensation Committee is empowered to engage such independent advisors, including any compensation consultants, as it deems necessary or appropriate to carry out its responsibilities. The Compensation Committee conducted four formal meetings during the year ended December 31, 2008.

Compensation Committee Interlocks and Insider Participation

        During the year ended December 31, 2008, Messrs. Skaletsky (Chair), Narachi and Zwanziger served as members of our Compensation Committee. None of the members of the Compensation Committee is or has been an officer or employee of the Company or had any relationship that is required to be disclosed as a transaction with a related party, other than the consulting agreement between us and Mr. Narachi, as discussed in detail in the section entitled "Certain Relationships and Related Transactions." During the year ended December 31, 2008, none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our Board or our Compensation Committee.

Compensation Committee Report2

        The Compensation Committee has reviewed the Compensation Discussion and Analysis portion of this Proxy Statement and discussed such section with management. Based on its review and discussions and its ongoing involvement with executive compensation matters, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis portion of this Proxy Statement be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2008. This report is provided by the following independent directors, who comprise the Compensation Committee:

Michael Narachi, Chair Mark Skaletsky Ron Zwanziger

2
The material in this report is not "soliciting material," is furnished to, but not deemed "filed" with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Exchange Act, other than the Company's Annual Report on Form 10-K, where it shall be deemed to be "furnished," whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

 Nominating and Corporate Governance Committee

        Our Board has established a standing Nominating and Corporate Governance Committee, which is currently composed of Messrs. Zwanziger (Chair) and Scoon and Dr. Bonventre, each of whom is "independent" as such term is defined in the listing standards of the NASDAQ Global Market and SEC rules. During the period commencing January 2008 and ending July 2008, Messrs. Narachi and Skaletsky and Dr. Loberg also served as members of the Nominating and Corporate Governance Committee. In March 2008, Our Board adopted a charter for the Nominating and Corporate Governance Committee, which was subsequently amended and restated by the Board in November 2008, and is available on our website at www.amagpharma.com, under the heading "Investors." However, information found on our website is not incorporated by reference into this Proxy Statement. The responsibilities of our Nominating and Corporate Governance Committee include (i) the identification of individuals qualified to become members of our Board and selecting or recommending the director nominees for each annual meeting of stockholders or when vacancies occur, (ii) developing and recommending a set of corporate governance guidelines applicable to the Company, and (iii) providing oversight of and guidance to our internal compliance committee. The Nominating and Corporate Governance Committee conducted four formal meetings during the year ended December 31, 2008. The nominations for the election of directors at the Annual Meeting contained in this Proxy Statement are based upon the unanimous recommendation of the Nominating and Corporate Governance Committee to the full Board in February 2009.

        In considering candidates to serve as directors, the Nominating and Corporate Governance Committee considers all factors it deems relevant, including: intelligence; personal integrity and sound judgment; business and professional skills and experience; familiarity with our business and our industry in general; independence from management; ability to devote sufficient time to Board business; commitment to regularly attend and participate in meetings of our Board and its committees; and concern for the long-term interests of our stockholders. In seeking candidates for directors, members of our Nominating and Corporate Governance Committee may use their business, professional and personal contacts, accept the recommendations from other Board members, stockholders or management, or engage a professional search firm.

Stockholder Recommendations For Nominees As Directors and the Proposal of Other Business

        Our Nominating and Corporate Governance Committee will consider recommendations for candidates for nominees as directors and proposals for business other than director nominations that are submitted by stockholders. Any recommendation of a nominee for the Board or any proposal for business other than director nominations by our stockholders with respect to our 2010 Annual Meeting of Stockholders must be submitted in writing to our principal executive offices at 100 Hayden Avenue, Lexington, Massachusetts 02421, attention: Secretary, and must be received by us no earlier than 120 days prior to the anniversary of our 2009 Annual Meeting and no later than 90 days prior to the anniversary of our 2009 Annual Meeting. If the date of our 2010 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 30 days after the anniversary of our 2009 Annual Meeting, any stockholder recommendation or proposal must be received by us no earlier than the close of business on the 120th day prior to such advanced or delayed annual meeting date and no later than the close of business on the later of (i) the 90th day prior to such advanced or delayed annual meeting date or (ii) the 10th day following the first public announcement of the meeting date.

        Any such communication with respect to the candidates for nominee as directors should (i) describe why the candidate meets the Board's criteria described above; (ii) include the candidate's and recommender's names and addresses and provide biographical information about the recommended candidate that would be required if the candidate were to be nominated; (iii) include the proposed nominee's written consent to serve as a nominee, if nominated, and as a director, if elected; and (iv) contain any additional information required by Regulation 14A under the Exchange Act.

        Any such communication with respect to the proposal of business other than director nominations should include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder or any stockholder associated person. "Stockholder associated person" means with respect to any stockholder (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder; (ii) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder; and (iii) any person controlling, controlled by or under common control with such stockholder associated person.

        Additionally, the stockholder must provide the following information with respect to such stockholder and any stockholder associated person:

  •
  the name and address of such stockholder, as they appear on our books, and of such stockholder associated person;

  •
  the class and number of our shares which are owned beneficially and of record by such stockholder and such stockholder associated person;

  •
  whether either such stockholder or stockholder associated person intends to deliver a proxy statement and form of proxy to holders of, in the case of a nomination or nominations for director, a sufficient number of holders of our voting shares to elect such nominee or nominees or in the case of any other proposal, at least the percentage of the our voting shares required under applicable law to carry such proposal;

  •
  whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or any such stockholder associated person with respect to any share of our stock; and

  •
  all contracts, arrangements, understandings and relationships with respect to the stockholders' investment in the Company, including with other stockholders, potential investors in the Company and potential transaction advisers such as financial advisers, legal counsel and proxy solicitation firms.

        The Board may request additional information from either the stockholder making the recommendation or the person recommended. Stockholder recommendations that meet the requirements set forth above will be considered using the same criteria as other candidates and proposals considered by our Nominating and Corporate Governance Committee.

        Additional requirements for stockholder director nominations and proposals other than director nominations appear in our by-laws. Only such individuals who are nominated in accordance with the procedures described above and in our by-laws will be eligible for election by stockholders as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth above and in our by-laws.

        We have not received any stockholder recommendations or nominations with respect to our Annual Meeting, except the nominations made by the Nominating and Corporate Governance Committee.

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing to our principal executive offices at 100 Hayden Avenue, Lexington, MA 02421, attention: Secretary and must be received by us no later than December 8, 2009. In order to curtail controversy as to the date on which a proposal was received by us, we suggest that you submit your proposals by registered mail, return receipt requested. Proposals must satisfy the procedures set forth in Rule 14a-8 under the Exchange Act.

        If you wish to submit a proposal that is not to be included in next year's proxy materials or wish to nominate a director, you must submit such proposal or nomination in writing to our principal executive offices at 100 Hayden Avenue, Lexington, MA 02421, attention: Secretary and such proposal or nomination must be received no earlier than January 5, 2010 and no later than February 4, 2010 and must satisfy the requirements described above and in our by-laws.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

        Our Board believes it is important for stockholders to send communications to our Board. Accordingly, any stockholder who desires to communicate with our independent directors or any other directors, individually or as a group, may do so by e-mailing the party to whom the communication is intended at contactus@amagpharma.com or by writing to the party for whom the communication is intended, to our principal executive offices at 100 Hayden Avenue, Lexington, Massachusetts 02421, attention: Secretary. Our Secretary will then deliver any communication to the appropriate party or parties.

CODE OF BUSINESS CONDUCT AND ETHICS

        Our Board has adopted a Code of Business Conduct and Ethics applicable to all of our employees and directors, and it is available on our website at www.amagpharma.com, under the heading "Investors." However, information found on our website is not incorporated by reference into this Proxy Statement. In March 2008, our Board voted to amend and restate our Code of Business Conduct and Ethics to make certain clarifying changes thereto. Any amendments to or waivers of the Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer or principal accounting officer and that relate to any element of the definition of the term "code of ethics," as that term is defined by the SEC, will be posted on our website at the address above.

DIRECTOR COMPENSATION

        During 2008, under our then current non-employee director compensation plan, non-employee members of our Board received cash compensation as follows:

  •
  Each non-employee director, other than the Chairman of the Board, received an aggregate annual retainer fee of $30,000, payable in four equal quarterly installments;

  •
  The Chairman of the Board received an aggregate annual retainer fee of $60,000, payable in four equal quarterly installments;

  •
  The members of the Compensation Committee and the Audit Committee, other than the Chairman of each Committee, were paid an additional aggregate annual retainer fee of $5,000, payable in four equal quarterly installments; and

  •
  The Chairman of each of the Compensation Committee and the Audit Committee received an additional aggregate annual retainer fee of $10,000, payable in four equal quarterly installments.

        In addition, under our prior non-employee director compensation plan, each non-employee director was granted an annual option to purchase $100,000, or in the case of the Chairman of the Board, $200,000, in value of shares of our common stock based on a Black-Scholes option valuation calculation.

        In February 2009, our Board formally adopted certain revisions to our non-employee director compensation plan, retroactive to December 19, 2008. Under the revised non-employee director compensation plan, each member of each of the Company's Audit, Compensation and Nominating and

Corporate Governance Committees, other than the Chairman of each committee, is paid an aggregate annual retainer fee of $5,000, payable in four equal quarterly installments, in addition to his annual retainer fee for service on the Board. The Chairman of each of the Audit, Compensation, and Nominating and Corporate Governance Committees is paid an aggregate annual retainer fee of $10,000, payable in four equal quarterly installments, in addition to his annual retainer fee for service on the Board.

        In addition, under the revised non-employee director compensation plan, the Board intends to award once per year to each non-employee director, an option to purchase 5,000, or in the case of the Chairman, an option to purchase 10,000, shares of our common stock. In lieu of the foregoing annual grant for the first year of service on the Board, each newly-elected non-employee director will be granted an option to purchase 10,000 shares of our common stock pursuant to our 2007 plan. The foregoing director option grants will vest in equal annual installments over a four-year period beginning on the first anniversary of the date of grant, have an exercise price equal to the fair market value of a share of our common stock on the date of grant, and have a ten-year term.

        The Board believes that the foregoing cash and equity compensation payable to our non-employee directors is consistent with our overall compensation philosophy in that it aligns the long-term interests of our directors with those of our stockholders. In addition, the Board believes that the cash and equity compensation payable to Mr. Skaletsky is justified in light of his additional responsibilities and time commitment to us in his role as Chairman of the Board.

        In accordance with our revised non-employee director compensation plan, on December 19, 2008, each non-employee director, including Drs. Bonventre and Loberg, and Messrs. Narachi, Scoon and Zwanziger, was granted a stock option to purchase 5,000 shares of common stock at an exercise price equal to $32.27, with such option to vest in equal annual installments over a four-year period beginning on the first anniversary of the date of grant and to have a ten-year term. In addition, on December 19, 2008, Mark Skaletsky, as Chairman of the Board, was granted an option to purchase 10,000 shares of common stock at an exercise price equal to $32.27, with such option to vest in equal annual installments over a four-year period beginning on the first anniversary of the date of grant and to have a ten-year term.

        In February 2008, the Board appointed Dr. Bonventre to serve as a member of the Board. In connection with his appointment as a non-employee director, in lieu of the grant that would have otherwise been made under the terms of the then current non-employee director compensation plan, Dr. Bonventre was granted an option to purchase 9,000 shares of the Company's common stock at an exercise price equal to $47.08, the fair market value of a share of our common stock on the date of grant. This option vests in equal annual installments over a four-year period beginning on the first anniversary of the date of grant and has a ten-year term. In addition, the Company entered into an indemnification agreement with Dr. Bonventre in substantially the same form entered into with the other members of the Board.

        In January 2009, the Board appointed Mr. Perez to serve as a member of the Board. On February 25, 2009, in connection with his appointment as a non-employee director, Mr. Perez was granted an option to purchase 10,000 shares of the Company's common stock at an exercise price equal to $34.26, the fair market value of a share of our common stock on the date of the grant. This option will vest in equal annual installments over a four-year period beginning on the first anniversary of the date of Mr. Perez's appointment to the Board and has a ten-year term. In addition, the Company entered into an indemnification agreement with Mr. Perez in substantially the same form entered into with the other members of the Board.

        The exercise price of all options granted to our non-employee directors under our 2007 Plan was, and will be, the fair market value of our common stock on the close of business on the date the option was or is to be granted (subject to adjustment for any stock dividend, stock split or other relevant change in our capitalization). Directors are also eligible for additional discretionary option and other equity-based grants under the terms of our 2007 Plan.

        We also reimburse all directors for travel expenses and other out-of-pocket costs incurred in connection with their attendance at board or committee meetings, and we provide indemnification agreements and director and officer insurance for all directors.

Director Compensation for Fiscal 2008

        The following table summarizes the compensation paid to or earned by our non-employee directors during the year ended December 31, 2008.

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Joseph V. Bonventre, M.D., Ph.D.(3)	25,000	46,303	—	71,303
Michael D. Loberg, Ph.D.(4)	35,000	26,701	—	61,701
Michael Narachi(5)	35,000	89,199	10,217	134,416
Robert J. Perez(6)	N/A	N/A	N/A	N/A
Davey S. Scoon(7)	42,500	89,199	—	131,699
Mark Skaletsky(8)	75,000	53,403	—	128,403
Ron Zwanziger(9)	40,000	89,199	—	129,199

(1)
Dr. Pereira, who is also our employee, received no additional compensation for his service on our Board and is not included in this table. However, Dr. Pereira received certain stock option grants, as provided in detail in the table entitled "Outstanding Equity Awards at December 31, 2008," when he served as an independent director on our Board prior to joining us as an employee in November 2005. The compensation expense associated with such options for the year ended December 31, 2008 was $14,926, calculated in accordance with Statement of Financial Accounting Standards 123R, "Share-Based Payment," or SFAS 123R, disregarding adjustments for forfeiture assumptions.

(2)
Amounts shown do not reflect compensation actually received by the listed directors but represent expense recognized in accordance with SFAS 123R, disregarding adjustments for forfeiture assumptions. Assumptions used to calculate the expense amounts shown above are set forth in Note G to our Annual Report on Form 10-K for the year ended December 31, 2008. The exercise price for all stock option grants is the fair market value of a share of our common stock on the date of grant. Unless otherwise specified, all option awards vest in equal annual installments over a four-year period beginning on the first anniversary of the grant date and have a ten year term.

(3)
Dr. Bonventre joined the Board in February 2008 and was therefore not paid director fees for the first quarter of 2008. He was a member of the Nominating and Corporate Governance Committee during 2008, which prior to mid-2008 was a non-paid position. In February 2008, Dr. Bonventre was granted an option to purchase 9,000 shares of the Company's common stock at an exercise price equal to $47.08. The full grant date fair value of such option, as calculated under SFAS 123R for purposes of preparing our financial statements, was $198,266. In addition, on December 19, 2008, Dr. Bonventre was granted an option to purchase 5,000 shares of our common stock at an exercise price of $32.27. The full grant date fair value of such option, as calculated under SFAS 123R for purposes of preparing our financial statements, was $75,423. As of December 31, 2008, Dr. Bonventre held 14,000 outstanding options.

(4)
Dr. Loberg was a member of the Audit Committee during 2008. On December 19, 2008, Dr. Loberg was granted an option to purchase 5,000 shares of our common stock at an exercise price of $32.27. The full grant date fair value of such option, as calculated under SFAS 123R for purposes of preparing our financial statements, was $75,423. As of December 31, 2008, Dr. Loberg held 30,050 outstanding options.

(5)
Mr. Narachi was a member of the Compensation Committee during 2008. On December 19, 2008, Mr. Narachi was granted an option to purchase 5,000 shares of our common stock at an exercise price of $32.27. The full grant date fair value of such option, as calculated under SFAS 123R for purposes of preparing our financial statements, was $75,423. In August 2008, we entered into a one-year consulting agreement with Mr. Narachi, under which he provides consulting and advisory services to us in exchange for a grant of an option to purchase 2,000 shares of common stock at an exercise price of $41.57. This option vests in its entirety on the first anniversary of the date of grant. The full grant date fair value of such option, as calculated under SFAS 123R for purposes of preparing our financial statements was $10,217. As of December 31, 2008, Mr. Narachi held 19,017 outstanding options.

(6)
Mr. Perez has been a director since January 2009.

(7)
Mr. Scoon was the Chairman of the Audit Committee and a member of the Nominating and Corporate Governance Committee during 2008, which prior to mid-2008 was a non-paid position. On December 19, 2008, Mr. Scoon was granted an option to purchase 5,000 shares of our common stock at an exercise price of $32.27. The full grant date fair value of such option, as calculated under SFAS 123R for purposes of preparing our financial statements, was $75,423. As of December 31, 2008, Mr. Scoon held 14,344 outstanding options.

(8)
Mr. Skaletsky was the Chairman of the Board, a member of the Audit Committee and the Chairman of the Compensation Committee during 2008. On December 19, 2008, Mr. Skaletsky was granted an option to purchase 10,000 shares of our common stock at an exercise price of $32.27. The full grant date fair value of such option, as calculated under SFAS 123R for purposes of preparing our financial statements, was $150,845. As of December 31, 2008, Mr. Skaletsky held 33,266 outstanding options.

(9)
Mr. Zwanziger was a member of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee during 2008, which prior to mid-2008 was a non-paid position. On December 19, 2008, Mr. Zwanziger was granted an option to purchase 5,000 shares of our common stock at an exercise price of $32.27. The full grant date fair value of such option, as calculated under SFAS 123R for purposes of preparing our financial statements, was $75,423. As of December 31, 2008, Mr. Zwanziger held 17,017 outstanding options.

PROPOSAL 2: AMENDMENT AND RESTATEMENT OF OUR 2007 EQUITY INCENTIVE PLAN
TO, AMONG OTHER THINGS, INCREASE THE NUMBER OF SHARES OF OUR COMMON
STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN BY 600,000 SHARES

Overview

        On March 25, 2009, our Board of Directors approved the amendment and restatement of our 2007 Equity Incentive Plan, or the Amended and Restated 2007 Plan, subject to the approval of our stockholders. If the proposed amendment and restatement of our 2007 Plan is not approved by our stockholders, we currently anticipate that we will exhaust all the shares available for issuance under our 2007 Plan by early 2010.

        We use equity incentive plans to grant equity-based awards broadly to our employees, a practice that reflects our compensation philosophy that all of our employees should have a stake in increasing stockholder value. We believe that equity-based awards help us recruit, retain, and drive superior performance by our directors, officers, employees and consultants. Accordingly, we also believe that equity-based awards contribute significantly to our success and align the interests of our employees and stockholders.

        Our 2007 Plan was approved by our stockholders on November 27, 2007, or the Effective Date, as a successor plan to our Amended and Restated 2000 Stock Plan, or 2000 Plan. Any shares that remained available for issuance under the 2000 Plan as of the Effective Date were included in the number of shares of common stock that may be issued under the 2007 Plan. Any shares subject to outstanding awards granted under the 2000 Plan that expire or terminate for any reason prior to exercise will be added to the total number of shares available for issuance under the 2007 Plan. As of December 31, 2008, we have granted options and RSUs covering 1,137,546 shares of common stock under our 2007 Plan, of which 41,290 stock options and 5,000 RSUs have expired or terminated, and of which no options have been exercised and no shares of common stock have been issued pursuant to RSUs that have became fully vested. The number of options and RSUs outstanding under this plan as of December 31, 2008 was 896,756 and 194,500, respectively.

        As of December 31, 2008, there were 1,074,119 shares of common stock plus any shares that might in the future be returned to the plan as a result of cancelation or expiration of options available for grant under the 2007 Plan. In addition, as of such date, an aggregate of 2,209,986 shares were subject to outstanding stock awards granted under our equity incentive plans, of which 1,991,486 were subject to outstanding, unexercised stock options, and 218,500 of which were subject to unvested restricted stock awards and RSU awards. The weighted average exercise price of options outstanding under our equity incentive plans as of December 31, 2008 was approximately $39.14 per share, and the weighted average remaining term of such options was approximately 8.4 years. A total of 17,024,284 shares of our common stock were outstanding as of the Record Date.

Burn Rate

        Over the last three years, we have maintained an average equity award burn rate of 4.72% per year. We calculate our burn rate as shares covered by new equity awards granted during each year as a percentage of the weighted average common shares outstanding during the year. Shares underlying performance-based or market condition-based equity awards are not included in our burn rate until the year in which such shares are vested and then only to the extent so vested. Our burn rate during 2008 is primarily a reflection of the fact that we increased our total number of employees from 81 as of December 31, 2007 to 256 as of December 31, 2008 as we expanded our infrastructure in preparation for our planned commercial launch of our product candidate, Feraheme. As shown in the following chart, in our three year average burn rate calculation we apply a multiplier of 1.5 to RSU grants so the

"Total Awards Granted" is the sum of the number of "Option Grants" plus 1.5 times the number of "RSU grants" each year:

Year Ended December 31,	Option Grants	RSU Grants	Total Awards Granted	Weighted Average Common Shares Outstanding	Burn Rate
2008	803,750	149,500	1,028,000	16,993,148	6.05%
2007	437,346	10,000	452,346	15,777,000	2.87%
2006	555,650	34,000	606,650	11,593,764	5.23%
Three year average burn rate					4.72%

Key Amendments to the 2007 Plan

        We are asking our stockholders to approve the following amendments to our 2007 Plan, effective May 5, 2009:

  •
  To increase the number of shares of our common stock available for issuance under the 2007 Plan by an additional 600,000 shares;

  •
  To replace the limitation that no more than 600,000 shares in the aggregate may be issued under the 2007 Plan with respect to RSUs, restricted stock, stock and similar equity interests in our company with a fungible share reserve whereby the number of shares available for issuance under the 2007 Plan would be reduced by one share of our common stock issued pursuant to an option or a stock appreciation right and by 1.5 shares for each share of our common stock issued pursuant to a restricted stock award, restricted stock unit award or other similar equity-based award;

  •
  To incorporate a provision that all Awards to non-employee directors must be made by an independent committee of the Board, such as the Company's Compensation Committee;

  •
  To incorporate a provision that the vesting of Awards may only be accelerated upon death, disability, Acquisition or retirement;

  •
  To incorporate a minimum 3 year annual vesting period for all time-based restricted stock, RSU or similar equity-based Awards;

  •
  To incorporate a 12 month minimum vesting period for all performance-based restricted stock, RSU or similar equity-based Awards;

  •
  To revise the definition of an "Acquisition" under the 2007 Plan; and

  •
  To incorporate, as an exception to the minimum vesting and acceleration provisions above, a cap equal to 10% of the total number of shares reserved for issuance under the 2007 Plan on the number of Awards which do not meet the foregoing vesting and acceleration provisions.

        The other material features of the proposed Amended and Restated 2007 Plan remain the same as under the terms of the 2007 Plan previously approved by our stockholders.

        While our Board is aware of and has considered the potential dilutive effect of additional awards and option grants, it also recognizes the performance and motivational benefits of equity compensation and believes that the proposed increase in available shares is consistent with our Executive Compensation Philosophy Statement and the compensatory practices of other bio-pharmaceutical companies in our peer group. The exercise price associated with all of the option grants under the Amended and Restated 2007 Plan will be at or above the fair market value of our common stock on the close of business on the date the option is granted. As a result, no dilution to our stockholders occurs upon the grant of an option unless and until the stock price increases. Furthermore, since our

Board typically grants options that become exercisable over a four year period, employees must generally remain with the Company in order to reap the potential benefits of their option grants.

        We summarize the Amended and Restated 2007 Plan in this section, but our summary should be read in conjunction with the full Amended and Restated 2007 Plan, which we include in Appendix A. If we use capitalized terms in this section and do not define them, the terms are as defined in the Amended and Restated 2007 Plan.

Description of the Amended and Restated 2007 Plan

Overall

        The Amended and Restated 2007 Plan allows us to grant stock options, RSUs, restricted stock, stock, and other equity interests in our company, which we refer to in this Proxy Statement individually as an Award, to employees, officers, directors, consultants, and advisors of the Company and our subsidiaries.

Shares Subject to the Plan

        We are proposing an increase in the available share reserve under the 2007 Plan by 600,000 shares of our common stock. If such increase is approved by our stockholders, the maximum number of shares that may be issued pursuant to the Amended and Restated 2007 Plan, including shares subject to outstanding awards under our 2000 Plan and our 2007 Plan, will increase from 3,284,105, or the Existing Share Reserve, to 3,884,105, or the Amended Share Reserve, as of December 31, 2008.

        Of the Amended Share Reserve under the Amended and Restated 2007 Plan, if any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued common stock covered by such Award will again be available for the grant of Awards under the Amended and Restated 2007 Plan. If any shares underlying a Restricted Stock Award, RSU Award, or similar equity-based award granted under the Amended and Restated 2007 Plan again become available for issuance due to forfeiture, expiration, termination, or any other reason, then the number of shares available for issuance under the Amended and Restated 2007 Plan will increase by 1.5 shares. If any shares underlying an Option or stock appreciation right granted under the Amended and Restated 2007 Plan again become available for issuance due to forfeiture, expiration, termination, or any other reason, then the number of shares available for issuance under the Amended and Restated 2007 Plan will increase by 1.0 shares. In addition, the number of shares that are issuable pursuant to Awards outstanding under the 2000 Plan and which would otherwise revert to the share reserve of the 2000 Plan will be included in the number of shares available for the grant of Awards under the Amended and Restated 2007 Plan. In any event, the cumulative number of such shares that may be reissued under the Amended and Restated 2007 Plan will not exceed the Amended Share Reserve. Shares issued under the Amended and Restated 2007 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

        In the event of certain corporate transactions or events affecting the number or type of outstanding shares of our common stock, including, for example, a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, which we refer to in this Proxy Statement as Extraordinary Capitalization Events, described more fully below and in the attached Amended and Restated 2007 Plan, our Board will adjust the Amended Share Reserve and other terms of outstanding awards.

        If shares of common stock issued pursuant to the Amended and Restated 2007 Plan are repurchased by, or are surrendered or forfeited to, us at no more than cost, such shares of common stock will again be available for the grant of Awards under the Amended and Restated 2007 Plan provided that the aggregate number of shares that may be reissued under the Amended and Restated 2007 Plan will not exceed the Amended Share Reserve. However, if any shares of common stock are surrendered to us in payment of the exercise price of any Option granted under the Amended and Restated 2007 Plan or in payment of any withholding taxes payable by a Participant in connection with any Award under the Amended and Restated 2007 Plan, such shares will not be available for reissuance under the Amended and Restated 2007 Plan.

Eligibility

        Any employee, officer, director, consultant or advisor of the Company or our subsidiaries, which we refer to in this Proxy Statement individually as a Participant, will be eligible to participate in the Amended and Restated 2007 Plan.

Administration

        Our Board is responsible for the administration of the Amended and Restated 2007 Plan. The Board is also responsible for making equity-based Awards to executive officers. Upon approval of this proposal, all Awards granted to "non-employee directors" as defined in Rule 16b-3 under the Exchange Act must be granted by a committee comprised solely of "outside directors" as defined in Section 162(m) of the Code which would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension incentive plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any person who is otherwise not considered an "outside director" for purposes of Section 162(m).

        To the extent permitted by applicable law, our Board may delegate any or all of its powers under the Amended and Restated 2007 Plan to one or more committees or subcommittees of the Board. References to the Board in this description of the Amended and Restated 2007 Plan are meant to include one or more of such committees or subcommittees as an alternative to the Board as well. To the extent permitted by applicable law, the Board may also delegate to one or more of our executive officers the power to grant equity-based awards under the Amended and Restated 2007 Plan as the Board may determine, provided that the Board may fix the maximum number of equity-based awards to be granted in the aggregate and the maximum number of shares granted to any individual participant by such executive officers. The Board may also impose additional limitations on the authority of any such executive officers to grant Awards under the Amended and Restated 2007 Plan as it deems appropriate.

Restricted Stock and RSUs

        Our Board may award restricted stock and RSUs and establish the applicable terms for such Awards. Each share issued under the Amended and Restated 2007 Plan in connection with any Restricted Stock Award, RSU Award or other similar equity-based awards will reduce the Amended Share Reserve on a 1.5-for-one basis.

Stock Options

        Our Board may award stock options in the form of nonqualified stock options or incentive stock options, which we refer to in this Proxy Statement as ISOs. All stock options granted under the Amended and Restated 2007 Plan will have a term of no longer than ten years. Our Board will establish the vesting schedule for stock options and the method of payment for the exercise price, which may include cash, shares, or other consideration. Without stockholder consent, stock options may not be amended, cancelled or repurchased for the purpose of repricing, replacing or regranting such options with an exercise price that is less than the original exercise price of such stock options, except in cases of Extraordinary Capitalization Events.

Other Equity-Based Awards

        The Board may grant other equity-based Awards on such terms and conditions as it may establish, including grants of stock appreciation rights, phantom stock awards, and similar equity-based awards. Each share issued under the Amended and Restated 2007 Plan in connection with any stock appreciation right, phantom stock award, or similar equity-based awards will reduce the Amended Share Reserve on a 1.5-for-one basis.

Per Participant Limitations

        The Amended and Restated 2007 Plan will continue to include an annual 300,000 share per Participant limitation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. This limitation generally provides that any deductions to which we would otherwise be entitled upon either the exercise of stock options granted under the Amended and Restated 2007 Plan or upon the subsequent sale of the shares acquired under those Options, will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to certain executive officers imposed by Code Section 162(m) provided such grants are otherwise made in accordance with such section of the Code.

Transferability and Restrictions

        Awards are not transferable other than by will or the laws of descent and distribution unless our Board determines or provides otherwise. Only the Participant may exercise an option, with limited exceptions.

Acquisition of the Company

        Unless otherwise expressly provided in the applicable Award, upon the occurrence of an Acquisition, the Board or the board of directors of the surviving or acquiring entity must provide that any outstanding Awards will be assumed or that substantially similar Awards will be substituted by the acquiring company. The Board may also provide that any outstanding options must be exercised by a certain date at which point the options would terminate or terminate any outstanding options in exchange for a cash payment equal to the excess of the fair market value over the exercise price. An Acquisition will be considered to have occurred any of the following events: (i) any merger or consolidation occurs after which our outstanding voting securities represent less than 50% of the combined voting power of the surviving entity outstanding after such event, (ii) any sale of all or substantially all of our assets or capital stock (other than in a spin-off), (iii) any "person" or "group" as defined in the Exchange Act becomes the beneficial owner of a majority of the combined voting power of our outstanding securities with respect to the election of our Board, or (iv) any other acquisition of our business as determined by the Board. The definition of Acquisition contained in the 2007 Plan does not contain clause (iii) above.

Acceleration

        Subject to the exceptions below, upon stockholder approval of this proposal, only in the event of a Participant's death or disability, upon an Acquisition, or upon the Participant's retirement (as such term may be defined in the Participant's Award agreement or in another applicable agreement) the Board may provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other equity-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part. Under the current 2007 Plan, our Board may elect in its discretion at any time to accelerate the vesting of, or eliminate some or all of the restrictions on, a Participant's Awards.

Minimum Vesting

        Upon stockholder approval of this proposal, except for Awards granted to "non-employee directors" as defined in Rule 16b-3 under the Exchange Act as non-discretionary initial or annual grants, and subject to the exceptions noted below, generally (i) no Restricted Stock Award, RSU Award or other equity-based award that vests on the basis of the Participant's service with the Company shall vest at a rate which is any more rapid than ratably over a three-year period and (ii) no Restricted Stock Award, RSU Award or other equity-based award that vests based on the satisfaction of performance goals shall provide for a performance period of less than 12 months. Under the current 2007 Plan, there are no minimum required vesting periods.

Exceptions

        Notwithstanding the foregoing, following May 5, 2009, the following Awards will not exceed 10% of the total number of shares reserved for issuance under the Amended and Restated 2007 Plan: (i) Awards granted after such date that do not satisfy the vesting and acceleration guidelines described above and (ii) Awards which are accelerated after such date pursuant to acceleration arrangements entered into after such date.

Adjustments

        In the event of Extraordinary Capitalization Events, our Board will make adjustments in a proportionate and equitable manner. These adjustments may include changing the number and type of shares to be issued under the Amended and Restated 2007 Plan and per participant limits on awards, as well as vesting schedules and exercise price of stock options and other equity-based awards, repurchase prices per security subject to repurchase, and the terms of each outstanding equity-based Award.

United States Federal Income Tax Consequences

        The following summarizes certain United States federal income tax considerations for persons receiving Awards under the Amended and Restated 2007 Plan and certain tax effects on the Company based on provisions of the Code in effect on the date of this Proxy Statement, current regulations, and administrative rulings of the Internal Revenue Service. This summary is not intended to be a complete discussion of all the United States federal income tax consequences of the Amended and Restated 2007 Plan.

Incentive Stock Options

        ISOs granted under the Amended and Restated 2007 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and we are not entitled to a federal income tax deduction upon either grant or exercise of an ISO. However, the exercise of an ISO may increase the Participant's alternative minimum tax liability, if any.

        If shares acquired upon exercise of an ISO are disposed of (i) more than two years from the date the ISO was granted and (ii) more than one year from the date the shares are issued to the optionee pursuant to the ISO exercise, referred to herein as the Holding Periods, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term capital gain or loss to the optionee. Upon such a qualifying disposition, we will not be entitled to a corresponding federal income tax deduction.

        If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the Holding Periods, which is known as a Disqualifying Disposition, then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

        To the extent the optionee recognizes ordinary income by reason of a Disqualifying Disposition, we will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the Disqualifying Disposition occurs.

        The difference between the amount realized by the optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules generally will be treated as capital gain or loss, which will be long-term or short-term depending on whether the shares are held for more than one year.

        An optionee may be entitled to exercise an ISO by delivering shares of our common stock to us in payment of the exercise price if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

        In addition to the tax consequences described above, the exercise of ISOs may result in the optionee recognizing "alternative minimum tax" under the Code. The Code provides that an alternative minimum tax will be applied against a taxable base which is equal to "alternative minimum taxable income," generally reduced by a statutory exemption. In general, the amount by which the value of the shares received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

        Special rules apply if the shares acquired upon the exercise of an ISO are subject to vesting or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers, and 10% stockholders.

Nonqualified Stock Options

        The optionee generally does not recognize any taxable income upon the grant of a nonqualified stock option, and we are not entitled to a federal income tax deduction by reason of such grant.

        The optionee generally will recognize ordinary income at the time of exercise of a nonqualified stock option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. We may be required to withhold income tax on this amount. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income of the optionee.

        When the optionee sells the shares acquired upon exercise of a nonqualified stock option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

        An optionee may be entitled to exercise a nonqualified stock option by delivering shares of our common stock to us in payment of the exercise price. If an optionee exercises a nonqualified stock option in such fashion, special rules will apply.

        Special rules apply if the shares acquired upon the exercise of a nonqualified stock option are subject to vesting or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers, and 10% stockholders.

Restricted Stock and RSUs

        Under current federal income tax law, persons receiving common stock pursuant to a grant of restricted stock or a RSU generally will recognize ordinary income equal to the excess of the fair market value of the shares received over the purchase price, if any. We generally will be entitled to a corresponding federal income tax deduction. When such stock is sold, the seller generally will recognize capital gain or loss based on the excess of the fair market value of the shares received over the seller's tax basis in the stock.

        Special rules apply if the stock acquired is subject to vesting or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers, and 10% stockholders.

        If required by law, Participants must pay withholding taxes or agree to have such taxes withheld by transferring shares or allowing shares to be withheld, if allowed by law. RSUs will be structured to avoid potential adverse tax consequences to Participants imposed by Code Section 409A.

Stock Appreciation Rights

        No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the Participant in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, we will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the Participant.

Potential Limitation on Deductions

        Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain executive officers in a taxable year to the extent that compensation to such officers exceeds $1,000,000. It is possible that compensation attributable to equity-based awards, when combined with all other types of compensation received by an executive officer from us, may cause this limitation to be exceeded in a particular year. However, certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation.

        Accordingly, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if such options are granted by a compensation committee or committee of the Board comprised solely of "outside directors," and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders and the exercise price of the Award is no less than the fair market value of the stock on the date of grant, or (ii) the Award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the Award is approved by stockholders. It is intended that all options granted by our Compensation Committee under the Amended and Restated 2007 Plan qualify as performance-based compensation which is exempt from the $1,000,000 deduction limitation. However, compensation attributable to restricted stock, RSUs, and other equity-based awards under the Amended and Restated 2007 Plan will not qualify as performance-based compensation, and therefore remain subject to the $1,000,000 deduction limitation.

Amendments

        Other than in connection with the repricing of an option, our Board may amend, modify, or terminate Awards; provided that a Participant's consent to such action shall be required unless our Board determines that the action would not materially and adversely affect the Participant. Our Board may also amend, suspend, or terminate the Amended and Restated 2007 Plan, without stockholder approval, provided that there is no increase in the number of authorized shares (except in connection with the occurrence of certain events) or the per Participant limit, no change in eligible classes, and no change that requires stockholder approval by law or stock exchange rules. In addition, other than in connection with an Extraordinary Capitalization Event, the Board may not reduce the exercise price of an option or amend or cancel an option for the purpose of repricing, replacing or regranting such option with an exercise price that is less than the original exercise price of the option, without approval of our stockholders.

Future Plan Benefits

        Our Board generally awards company-wide annual equity grants to our employees, including our executive officers, under the 2007 Plan. However, because the Board has significant discretion in determining whether to grant employee awards and the levels of any such awards, we cannot currently estimate the benefits or number of shares subject to awards that may be granted in the future to our executive officers, employees, or consultants under the Amended and Restated 2007 Plan. Under our current Non-Employee Director Compensation Plan, it is anticipated that on an annual basis, each of our non-employee directors, other than the Chairman of our Board, will be granted an option to purchase 5,000 shares of our common stock. In addition, our Chairman (provided that the Chairman is a non-employee director) will be granted an annual option to purchase 10,000 shares of our common stock. In lieu of the annual grant for the first year of service on our Board, each newly-elected non-employee director will be granted an option to purchase 10,000 shares of our common stock. It is anticipated that all option grants to our directors in connection with their service on the Board will vest in four equal annual installments beginning on the first anniversary of the date of grant, have an exercise price equal to the fair market value of a share of our common stock on the date of grant, and have a ten-year term.

        As of December 31, 2008, we have granted our current executive officers, as a group, options and RSUs covering 441,000 shares of common stock under our 2007 Plan. In addition, we have granted all our other employees and our non-employee directors, 631,250 and 65,296 shares of common stock, respectively, under our 2007 Plan.

 Equity Compensation Plan Information

        The following table presents information as of December 31, 2008 about our compensation plans under which shares of our common stock have been authorized.

Plan Category	Number of securities to be issued upon exercise of outstanding options, RSUs and rights	Weighted average exercise price of outstanding options, and rights(1)	Number of securities remaining available for future issuance under equity compensation plans(2)(3)
Equity compensation plans approved by security holders	2,209,986	$39.14	1,158,214
Equity compensation plans not approved by security holders	—	—	—
Total	2,209,986	$39.14	1,158,214

(1)
Excludes 218,500 shares of common stock issuable in connection with RSUs granted to employees, for which there is no exercise price.

(2)
Available for grant under our 2007 Plan and our 2006 ESPP.

(3)
Excluding number of securities listed in the first column to be issued upon exercise of outstanding options and rights.

Vote Required

        The affirmative vote of the holders of a majority of the outstanding shares of common stock on the Record Date is required to approve the proposed amendment and restatement of our 2007 Plan. Broker non-votes are not considered to have been voted "for" or "against" the proposal and will have the practical effect of reducing the number of affirmative votes required to approve the amendment and restatement of our 2007 Plan. Abstentions are included in the number of shares present or represented and therefore have the same effect as negative votes.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS, AND DEEMS ADVISABLE, A VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2007 EQUITY INCENTIVE PLAN.

PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

        Our Audit Committee has selected the firm of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company's independent auditor for the year ending December 31, 2009, and the Board has ratified such appointment. The Board has directed that management submit the appointment of PricewaterhouseCoopers LLP as our independent auditor for ratification by our stockholders at the Annual Meeting.

        PricewaterhouseCoopers LLP or its predecessor has served as our independent auditor since our inception in 1981. Representatives of PricewaterhouseCoopers LLP are expected to be at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor is not required by our by-laws or otherwise. However, the Board is submitting this appointment to the stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will not be required to replace PricewaterhouseCoopers LLP as our independent auditor. In the event of such a failure to ratify, the Audit Committee and the Board will reconsider whether or not to retain that firm for future service. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditor at any time if the Audit Committee determines that such a change would be in our and our stockholders' best interests.

Principal Accountant Fees and Services

        The following table summarizes the fees billed for professional services by PricewaterhouseCoopers LLP for the years ended December 31, 2008 and 2007:

Fee Category	Year Ended December 31, 2008	Year Ended December 31, 2007
Audit Fees(1)	$458,750	$380,000
Audit-Related Fees(2)	5,000	22,900
Tax Fees(3)	33,425	43,490
All Other Fees(4)	1,500	1,500

Total	$498,675	$447,890

    (1)
    Audit fees consisted of fees for the audit of our financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, services in connection with our public stock offerings, benefit plan registration statements and other professional services provided in connection with regulatory filings or engagements.

    (2)
    Audit-related fees consisted of fees for services related to accounting consultations and advice.

    (3)
    Tax fees consisted of fees for tax compliance and consultations.

    (4)
    All other fees represent payment for access to the PricewaterhouseCoopers LLP on-line accounting research database.

        All services expected to be rendered by PricewaterhouseCoopers LLP in 2009 are permissible under applicable laws and regulations, and were pre-approved by the Audit Committee. The Audit Committee has also approved certain non-audit services expected to be performed by PricewaterhouseCoopers LLP in 2009.

        In connection with the audit of our 2008 financial statements, we entered into an engagement agreement with PricewaterhouseCoopers LLP which sets forth the terms by which PricewaterhouseCoopers LLP would perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

Pre-Approval Policies and Procedures

        Consistent with policies of the SEC regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm.

        The Audit Committee has approved the engagement of PricewaterhouseCoopers LLP as the Company's independent auditor and has approved the provision of certain specific non-audit services expected to be performed by PricewaterhouseCoopers LLP in 2009. In addition, circumstances may arise during the year necessitating the engagement of PricewaterhouseCoopers LLP or another independent registered public accounting firm for additional audit or permissible non-audit services. In those instances, under our current pre-approval policy, each member of the Audit Committee has the authority to approve any additional audit services and permissible non-audit services provided that such member promptly informs the Audit Committee of such approval.

Vote Required

        The affirmative vote of stockholders holding a majority of the votes cast on this proposal is required to ratify PricewaterhouseCoopers LLP as our independent auditor for the year ending December 31, 2009. Broker non-votes are not considered to have been voted "for" or "against" the proposal and will have the practical effect of reducing the number of affirmative votes required to approve the ratification of the appointment of PricewaterhouseCoopers LLP. Abstentions are included in the number of shares present or represented and therefore have the same effect as negative votes.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITOR.

EXECUTIVE OFFICERS AND COMPENSATION

        Set forth below is a description of our current executive officers and of compensation received by our named executive officers for the year ended December 31, 2008.

Executive Officers

        Brian J.G. Pereira, M.D., age 50, has been President of our Company since November 2005 and Chief Executive Officer of our Company since November 2006. He has served as a member of our Board of Directors since July 2004. Dr. Pereira served as President and Chief Executive Officer of the New England Health Care Foundation, a physician's group at Tufts-New England Medical Center, from 2001 to 2005, and held various other positions at Tufts-New England Medical Center from 1993 to 2001. He is a Professor of Medicine at Tufts University School of Medicine and at the Sackler School of Biomedical Sciences of Tufts University. Dr. Pereira served as President of the National Kidney Foundation from 2002 to 2004, and has served on the editorial board of twelve scientific journals. He also serves as a director of Biodel, Inc., a pharmaceutical company, Tengion Inc., a private regenerative medicine company and Satellite Health Care Inc., a non-profit dialysis provider. In addition, Dr. Pereira is Chairman of the Board of the Harvard-MIT Biomedical Enterprise Program. Dr. Pereira graduated from St. John's Medical College, Bangalore, India and received his M.B.A. from the Kellogg School of Management, Northwestern University.

        David A. Arkowitz, age 47, joined us in April 2007 and currently serves as Executive Vice President, Chief Financial Officer and Chief Business Officer. Prior to joining us, Mr. Arkowitz served as Chief Financial Officer and Treasurer at Idenix Pharmaceuticals, Inc., a biopharmaceutical company, from 2003 to 2007. Prior to his tenure at Idenix, Mr. Arkowitz was with Merck & Co. Inc., a pharmaceutical company, for over thirteen years where he served most recently as Vice President and Controller of the U.S. sales and marketing division from September 2002 to December 2003, Controller of the global research and development division from April 2000 to September 2002, and as Vice President of Finance and Business Development of the Canadian subsidiary of Merck & Co. from July 1997 to April 2000. Mr. Arkowitz currently serves on the Board of Directors and is the Chairman of the Audit Committee of Aegerion Pharmaceuticals, Inc., a pharmaceutical company. Mr. Arkowitz holds a B.A. from Brandeis University and an M.B.A. from Columbia University.

        Lee F. Allen, M.D., Ph.D., age 57, joined us in August 2007 and currently serves as Chief Medical Officer and Executive Vice President of Clinical Development. Prior to joining us, Dr. Allen served as Vice President of Clinical Research and Development of Wyeth Pharmaceuticals, a pharmaceutical company, from 2003 to 2007. Prior to his tenure at Wyeth, Dr. Allen held positions of increasing responsibility at Pfizer Inc., a biomedical and pharmaceutical company, from 1999 to 2003 and BASF Corporation's Knoll Pharmaceutical Company from 1998 to 1999. Prior to entering the pharmaceutical industry, he was a faculty member at Duke University Medical Center and at the University of Utah's Huntsman Cancer Institute. His work has been published in several scientific journals, including the Proceeding of the National Academy of Sciences, Nature and Science. Dr. Allen received his Ph.D. and subsequently his M.D. from the University of Medicine and Dentistry of New Jersey.

        Louis Brenner, M.D., age 39, joined us in September 2006 as Senior Vice President. Prior to joining us, Dr. Brenner worked as Senior Director of Business Development for the Renal and Transplantation Units at Genzyme Corporation, or Genzyme, a biotechnology company, from 2004 to 2006 and held various other positions of increasing responsibility at Genzyme from 2002 to 2004. Dr. Brenner holds a B.S. in Biology from Yale University, an M.D. from Duke University, and an M.B.A. from the Harvard Business School. Dr. Brenner is board certified in nephrology and internal medicine and cares for patients with chronic kidney disease at Brigham and Women's Hospital in Boston.

        Robert M. Brenner, M.D., age 41, joined us in May 2008 as Senior Vice President of Medical Affairs. Prior to joining us, Dr. Brenner was at Amgen, Inc. for nine years where he served in a variety of nephrology leadership roles both in clinical development and medical affairs. Dr. Brenner received his B.A. from Johns Hopkins University and his M.D. from Albert Einstein College of Medicine. He completed his medical residency in internal medicine at Brigham and Women's Hospital in Boston and his fellowship in nephrology at Stanford University Medical Center.

        Joseph L. Farmer, age 37, joined us in February 2005 and currently serves as General Counsel and Senior Vice President of Legal Affairs. He was appointed Secretary in 2007. Prior to joining us, Mr. Farmer was an associate in the business practice group of the law firm Testa, Hurwitz and Thibeault, LLP from September 1997 to February 2005. He received his B.A. in Economics from Boston University and his J.D. from Boston College Law School. Mr. Farmer currently serves as a member of the Board of Trustees of Caritas Carney Hospital.

        Timothy G. Healey, age 43, joined us in December 2006 as Senior Vice President of Commercial Operations. Prior to joining us, Mr. Healey was Executive Director, CNS Marketing at Sepracor Inc., a pharmaceutical company, from October 2004 to December 2006. Mr. Healey held various other positions of increasing responsibility at Sepracor Inc. from March 2001 to October 2004. Mr. Healey holds a B.S. from Boston College and an M.B.A. from Babson College.

        Christopher G. White, age 47, joined us in September 2007 and currently serves as Senior Vice President of Business Development and Corporate Planning. From July 2005 through September 2007, Mr. White was a Partner in the Pharmaceutical and Medical Products Practice at Accenture. Prior to Accenture, he was a Vice President and Partner in the Pharmaceuticals and Healthcare Practice at A.T. Kearney, Inc., from 1998 to 2005. From 1984 to 1998, Mr. White held positions of increasing responsibility at DuPont Pharmaceuticals Company, Arthur D. Little and Merck & Co. Inc., respectively. Mr. White holds a B.S. in Chemical Engineering from Tufts University and an M.B.A. from Columbia University.

Compensation Discussion and Analysis

Oversight of Our Executive Compensation Program

        During 2008, our Compensation Committee was comprised of Mark Skaletsky (Chair), Michael Narachi and Ron Zwanziger. As of February 2009, Michael Narachi serves as the Chairman of the Compensation Committee. The Board has determined that each of the members of the Compensation Committee is "independent" as such term is defined in the listing standards of the NASDAQ Global Market and SEC rules. In January 2006, the Board adopted a charter for the Compensation Committee, which was subsequently amended at various times, most recently in February 2008. Our current Compensation Committee charter is available on our website at www.amagpharma.com, under the heading "Investors." However, information found on our website is not incorporated by reference into this Proxy Statement.

        Among other duties, the Compensation Committee is charged with reviewing, refining and developing our overall compensation philosophy and submitting it to the Board for approval. The Compensation Committee is empowered to discharge certain of the responsibilities of the Board relating to compensation of our executive officers, including the following:

  •
  The authority to review, negotiate, authorize and approve the recruitment, hiring and compensation for any of our executive officers, other than our Chief Executive Officer, and any other of our officers with a title of Senior Vice President or higher;

  •
  The authority to review and recommend to the full Board for approval, but not approve, the compensation of our Chief Executive Officer, President and any other newly-created officer position which was not provided for in a Board-approved budget, each of which must be approved by the independent members of the Board;

  •
  Subject to certain limitations, the authority to administer and make awards under our existing stock option, stock incentive, employee stock purchase and other equity-based award plans;

  •
  The authority to review and make recommendations to the full Board with respect to incentive compensation plans and director compensation plans; and

  •
  The authority to engage independent advisors as it deems necessary or appropriate to carry out its responsibilities.

Objectives of Our Executive Compensation Program

        Our key executive compensation objectives are to attract and retain the highest quality executive talent, motivate executives by aligning their short- and long-term interests with those of our stockholders, and reward short- and long-term individual and company performance.

        We use the following principles to guide our decisions regarding executive compensation:

External Competitiveness

        We strive to ensure that our executives' total compensation levels are competitive with peer companies so that we can attract and retain high performing key executive talent. Given the highly competitive landscape for top talent and our relative position to compete for that talent, we recognize that it may, in some instances, be necessary to pay above market rates to attract critical talent.

        To ensure that our executives' total compensation levels are competitive, our Compensation Committee, in consultation with senior management, periodically reviews the compensation policies and practices of other companies in our peer group, which we define to include companies with the following characteristics:

  •
  Publicly-traded;

  •
  Primary operations in the biotechnology/pharmaceuticals industries;

  •
  Similar market capitalization;

  •
  Similar risk profile; and

  •
  Similar number of employees.

        In addition to reviewing executive officers' compensation levels against that of similarly-situated executives in our peer group, the Compensation Committee also supplements peer group data with more broad based compensation survey data from companies of similar size and industry and considers recommendations from our Chief Executive Officer regarding total compensation for those executives reporting directly to him.

Internal Parity

        To the extent practicable, base salary levels and short- and long-term incentive target levels for similarly-situated executives within the Company should be comparable to encourage teamwork, collaboration, and a cooperative working environment and avoid divisiveness.

Pay for Performance

        Total compensation should reflect a "Pay for Performance" philosophy such that a substantial portion of executive compensation should include short- and long-term incentive awards that are tied to the achievement of the short- and long-term performance objectives of both the Company and the individual.

Alignment with Stockholders' Interests

        Total compensation levels should include a component that reflects relative stockholder returns and our overall performance through the use of equity-based awards.

Simplicity and Flexibility

        Our executive compensation program should be straightforward and easy to understand for both our employees and stockholders. The compensation program should also be sufficiently flexible to be able to adapt to rapid changes in the competitive environment for executives in the biotechnology and pharmaceuticals sectors.

Avoidance of Excessive Perquisites

        Although we will consider certain perquisites that are common and appropriate for similarly-situated executives of public companies, as a general matter, we intend to avoid the payment of excessive, unusual, or unnecessary perquisites to executives.

Elements of Our Executive Compensation Program

        Consistent with our executive compensation objectives, we have developed an executive compensation program consisting of the following elements:

  •
  Base Salary;

  •
  Short-term incentives in the form of annual cash bonus opportunities;

  •
  Long-term incentives in the form of equity-based awards (stock options and RSUs); and

  •
  Benefits/perquisites.

        To further our guiding compensation principles, the relative mix of the foregoing components of each executive's total potential compensation should be weighted more toward short- and long-term incentive compensation. In addition, the value of variable compensation is generally weighted more heavily toward long- than short-term incentives to ensure the interests of the executives are properly aligned with those of our stockholders. In general, the proportion of total compensation at risk generally rises as an executive's level of responsibility increases to reflect the executive's ability to influence our overall performance.

        In determining the appropriate level of each element of total executive compensation, we seek to accomplish the goals set out below.

Base salary

        Base salary levels are designed to provide fixed annual cash compensation at the median or higher of that provided by our peer group to executives of similar position, responsibility, experience, qualifications, and performance to (i) allow us to recruit and retain the best qualified executives in a very tight market for talent in the biotechnology and pharmaceuticals sectors, and (ii) provide executives with reasonable predictability regarding their basic annual standard of living. Base salaries of executives are reviewed annually by the Board and Compensation Committee as part of our annual review process and in light of the executive's individual performance and the Company's performance during the year and the then current competitive conditions. In addition, our Board and Compensation Committee believe that it is appropriate during most years to provide a modest upward adjustment to executive salaries if the executive's performance warrants such adjustment and our financial condition permits.

Short-term incentives

        Short-term incentives in the form of an annual cash bonus opportunity are intended to provide motivation for executives to achieve both the Company's annual operating goals and the individual's annual performance goals. The target amount for the annual bonus opportunity is generally established at the outset of the fiscal year and is based on a percentage of the executive's base salary that is intended to be at or above the median percentage offered to similarly-situated executives in our peer group. In addition, the Compensation Committee has the flexibility to award additional discretionary bonuses to recognize and reward outstanding individual performance in excess of measurable performance objectives.

Long-term incentives

        Long-term incentives in the form of annual equity-based awards, typically stock options, are intended to align the interests of executives with those of our stockholders and to provide executives with a continuing ownership stake in our long-term success. The amount of an annual award is intended to be at or above the median value offered to similarly-situated executives in our peer group. Equity-based awards are generally subject to market-standard vesting to promote retention and align the executive's long-term interests with those of our stockholders. In addition, in certain instances the Board and Compensation Committee believe it is appropriate to grant to certain executive officers options with performance or market condition-based vesting provisions to further align the interests of such executives with those of our stockholders. As a general rule, option grants to executive officers will be reviewed by the Compensation Committee once per year in connection with our annual performance review process. However, the Board and the Compensation Committee may issue equity-based awards throughout the year as they deem appropriate.

Benefits/Perquisites

        We seek to provide an overall benefits package that is intended to be at or above the median of that offered by our peer group to ensure that we do not lose talented candidates or employees as a result of an inferior benefits package.

Executive Performance Criteria and Compensation Decisions

        The Compensation Committee conducts an annual review of the base salary paid to each executive officer. Typically, our Chief Executive Officer meets with the Compensation Committee and makes initial compensation recommendations with respect to the senior executives who report to him. At the end of each fiscal year, our Chief Executive Officer shares with the Compensation Committee his evaluation of each executive including recent contributions and performance, strengths and weaknesses, and advancement potential. Based on this input, the Compensation Committee makes its own assessment and approves the base salary for each executive officer, other than our Chief Executive Officer, for the succeeding fiscal year. With respect to our Chief Executive Officer's base salary, the Compensation Committee makes a recommendation to the Board, which makes the final determination of any change in base salary for the following fiscal year.

        Generally, during the early part of each fiscal year, the Compensation Committee and the Board review and approve company performance goals against which the Compensation Committee and the Board will evaluate corporate performance and the performance of our Chief Executive Officer at the end of the fiscal year. In addition, during each fiscal year, the Compensation Committee reviews and approves individual performance goals against which the Compensation Committee will evaluate the performance of our other executives. In general, annual performance goals are intended to be challenging yet attainable. For example, our 2008 corporate goals included the approval by the U.S. Food & Drug Administration, or FDA, of our New Drug Application, or NDA, for Feraheme as an intravenous, or IV, iron replacement therapeutic for the treatment of iron deficiency anemia in chronic kidney disease, or CKD, patients by December 31, 2008, scaling the organization and Feraheme launch readiness, and progress toward Feraheme indication expansion beyond CKD. There are established bonus target amounts as a percentage of base salary for each of our executive officers, which currently range from 40% to 50% of base salary. In addition, in the event of exceptional performance, such bonus target percentages could be increased by up to an additional 50% of such target for any given year such that the actual bonus target range could be as high as 60% to 75% of base salary. The Board or Compensation Committee may establish or take into account additional subjective performance criteria in evaluating either the overall corporate performance or an individual executive's performance during a given fiscal year and establishing an executive's actual bonus amount for a given fiscal year.

        The Board and the Compensation Committee believe long-term incentive awards to our executive officers should reflect our pay for performance philosophy and be based at or above the median value offered to similarly-situated executives in our peer group. Our Board believes that the proportion of total compensation at risk should rise as an executive's level of responsibility increases to reflect the executive's ability to influence overall company performance. With respect to our Chief Executive Officer, our Board believes that in certain instances long-term incentive awards should be tied to specific corporate performance goals.

        Determinations of base salary and target short-term incentive compensation of our executive officers for the fiscal year ended December 31, 2008 were made at the beginning of fiscal 2008 by the Compensation Committee and, in the case of our Chief Executive Officer, the independent members of the Board, based on the recommendations of the Compensation Committee. In February 2009, our Board approved the 2008 bonus awards and salary adjustments for 2009 as described in more detail below.

Our Recent Compensation Decisions

        In August 2007, the Compensation Committee retained Radford Surveys & Consulting, or Radford, an independent compensation consulting firm, to provide, among other things, a comprehensive executive compensation assessment of the Company. In its report, Radford compared the overall compensation then provided by the Company to each of its executive officers to publicly-available compensation information from twenty peer companies identified in consultation with senior management and the Compensation Committee, which were determined primarily on the basis of industry, market capitalization and number of employees, and to compensation data contained in the Radford Global Life Sciences Survey for companies of similar size. The twenty peer companies considered by Radford included: Acadia Pharmaceuticals, Inc.; Adams Respiratory Therapeutics, Inc.; Alexion Pharmaceuticals, Inc.; Alnylam Pharmaceuticals, Inc.; Auxilium Pharma, Inc.; Cubist Pharmaceuticals, Inc.; Indevus Pharmaceuticals, Inc.; Isis Pharmaceuticals, Inc.; LifeCell Corp; Ligand Pharmaceuticals Incorporated; Onyx Pharmaceuticals, Inc.; Pharmion Corp; Progenics Pharmaceuticals, Inc.; Regeneron Pharmaceuticals, Inc.; Savient Pharmaceuticals, Inc.; Theravance, Inc.; United Therapeutics Corp; Viropharma, Inc.; Xenoport, Inc.; and Zymogenetics, Inc. Throughout 2008, the Compensation Committee supplemented the information contained in the August 2007 Radford report with additional updated Radford survey data which is available through a subscription service, additional peer group data which was available through proxy statements filed with the SEC, as well as additional informal survey and anecdotal data from peer companies obtained by members of management and the Board.

        In August 2008, the Compensation Committee and the Board approved a proposal from management for a broad-based equity award to certain employees, including the Company's executive officers, in the form of RSUs, based on the fact that the next several quarters would be critical to the success of the Company as we prepared for the commercial launch of Feraheme, that many senior executives and other employees held options with exercise prices that were significantly above the market price of our common stock, and that it was very important to keep employees motivated given the demands that were to be placed on them. The exact size and the vesting schedule of each RSU grant to our named executive officers are set forth below under "Chief Executive Officer Compensation" and "Other Named Executive Officers' Compensation." The Compensation Committee and the Board believed that the foregoing RSU grants were appropriate and consistent with the Company's Executive Compensation Philosophy Statement in that the awards serve the purpose of motivating and retaining key employees and executives while aligning their long term interests with those of our stockholders.

        During the first quarter of 2009, the Board and the Compensation Committee evaluated our Chief Executive Officer and other executive officers' performance for the year ended December 31, 2008. The Board's evaluation of Dr. Pereira's performance was based entirely on the level of achievement of our 2008 corporate goals. The Board and the Compensation Committee's evaluation of our other executive officers' performance was based on a combination of each such executive officer's achievement of specific individual goals, which were established and approved by the Compensation Committee during 2008, Dr. Pereira's evaluation of the performance and potential of each such executive officer, and the Company's level of achievement of its 2008 corporate goals. The Company's 2008 corporate goals included the approval by the FDA of our NDA for Feraheme as an IV iron replacement therapeutic in CKD patients by December 31, 2008, scaling the organization and Feraheme launch readiness, and progress toward Feraheme indication expansion beyond CKD. Based on a comprehensive evaluation of the Company's performance against the three 2008 goals described above, as well as the numerous additional achievements by the Company beyond its 2008 corporate goals, the Board and the Compensation Committee determined that although the Company did not fully achieve all of its 2008 goals, it believed that, based on the Company's substantial progress made toward the achievement of such goals throughout 2008, the Company's overall performance was very good and warranted a score of 80 points on a 100 point scale. As a result, the overall 2008 performance bonus pool for executive officers, including Dr. Pereira, was established at 80% of the target amount.

        Compensation approved by the Board and the Compensation Committee and received by our named executive officers for the year ended December 31, 2008 is disclosed in the Summary Compensation Table. During the year ended December 31, 2008, the Board and the Compensation Committee granted our named executive officers the number of stock options and RSUs disclosed in the Grants of Plan-Based Awards in Fiscal 2008 table.

Chief Executive Officer Compensation

        In February 2008, the Board approved, based on the recommendation of the Compensation Committee, the following:

  •
  A grant to Dr. Pereira of an option to purchase 100,000 shares of our common stock pursuant to our 2007 Plan at an exercise price of $47.08, which was the fair market value of a share of our common stock on the date of grant. The foregoing option was to begin to vest only upon the achievement of a performance target with respect to our commercial sale of Feraheme on or prior to March 31, 2009. The performance target associated with this grant was not achieved by March 31, 2009 and therefore the foregoing option expired on March 31, 2009;

  •
  An increase in Dr. Pereira's salary from $431,000 to $505,600, effective March 1, 2008, and the elimination of the Company's obligation to pay for a life insurance policy for the benefit of Dr. Pereira's designated beneficiaries;

  •
  A total cash bonus of $296,313 with respect to both the three months ended December 31, 2006 and the year ended December 31, 2007. This bonus amount was paid in March 2008 and based upon the Board's evaluation of the Company's achievement of its 2007 corporate goals; and

  •
  An additional one-time $100,000 cash performance bonus based upon the Board's determination that the Company had substantially achieved the specific 2007 performance goal of obtaining the FDA's acceptance to file our Feraheme NDA in a timely manner. This bonus amount was paid in March 2008.

        For the reasons described above under "Our Recent Compensation Decisions" in August 2008, our Board approved, based on the recommendation of the Compensation Committee, a grant of 50,000 RSUs to Dr. Pereira. These RSUs will commence vesting upon achievement of a specific stock price target as follows: 50% will vest upon the first anniversary of such stock price target achievement, and the remaining 50% will vest on the second anniversary of such stock price target achievement; provided that if the price target is not achieved on or prior to August 5, 2012, then such grant shall automatically terminate. The exact stock price target is not being disclosed for competitive reasons. In addition, upon the consummation of a change of control, the foregoing RSUs shall become immediately vested in full with respect to all 50,000 shares of common stock provided that the consideration payable to holders of our common stock in connection with such change of control is equal to or greater than a specified price.

        For the reasons described above in "Executive Performance Criteria" and "Our Recent Compensation Decisions", on February 25, 2009, the Board approved, based on the recommendation of the Compensation Committee, the following:

  •
  A grant to Dr. Pereira of an option to purchase 270,000 shares of our common stock pursuant to our 2007 Plan at an exercise price of $34.26, which was the fair market value of a share of our common stock on the date of grant. The option will vest in equal annual installments over a four-year period beginning on the first anniversary of the date of grant and has a ten-year term. In addition, upon the consummation of a change of control, the foregoing option shall become immediately vested in full with respect to all 270,000 shares of common stock;

  •
  A total cash bonus of $202,240 for the performance period of January 1, 2008 through December 31, 2008. This bonus amount was paid in March 2009 and was based upon the Board's evaluation of the Company's achievement of its 2008 performance goals as described above; and

  •
  An increase in Dr. Pereira's salary from $505,600 to $530,000, effective March 1, 2009.

        The Board and the Compensation Committee believed that the foregoing salary adjustments, bonus payments, and stock option and RSU awards were justified in light of our 2008 corporate performance, Dr. Pereira's 2008 individual performance, and our Executive Compensation Philosophy Statement.

Other Named Executive Officers' Compensation

        Our named executive officers, other than Dr. Pereira, include David A. Arkowitz, Lee F. Allen, M.D., Ph.D., Louis Brenner, M.D., and Timothy G. Healey, each of whom entered into employment agreements with us in connection with their joining the Company. The terms of each of these original employment agreements were negotiated by the executive officer with the Company at arms-length. On July 31, 2007, the employment agreements for Messrs. Arkowitz and Healey and Dr. Brenner, as well as the employment agreement for Dr. Pereira, were amended and restated to amend the severance and change of control provisions contained therein. The amended and restated employment agreements, or the July 2007 Employment Agreements, did not otherwise change the compensation arrangements between the Company and the named executive officers. In connection with his joining the Company in August 2007, Dr. Allen entered into an employment agreement which contained substantially similar severance and change of control provisions as the July 2007 Employment Agreements. The terms of these employment agreements are further described below in the section of this Proxy Statement entitled "Change of Control and Severance Compensation." The employment agreements as well as any further change in the base salary, cash bonus potential and equity incentives for each of these named executive officers were and will be approved by our Board based upon the recommendations made by the Compensation Committee and, except in the case of Dr. Pereira, our Chief Executive Officer.

        In establishing the salary, cash bonus potential and equity incentives for our named executive officers, the Board and the Compensation Committee intends to set such officers' overall compensation level, as well as each component of compensation, at approximately the median compensation paid to similarly-situated executives in our peer group, consistent with the Company's Executive Compensation Philosophy Statement. In making their compensation decisions, the Board and the Compensation Committee also consider the relevant experience of the respective executive officer, the individual's past performance as compared to both his individual and corporate goals, and his potential. The Board and the Compensation Committee also believe that the overall compensation package for executive officers should be more heavily weighted toward short- and long-term incentive compensation than fixed compensation. For our named executive officers, with the exception of Dr. Pereira, the 2008 bonus awards were based in part on the Company's achievement of its 2008 corporate goals and in part on such named executive officers' individual performance throughout 2008 as compared to his individual goals.

        Based on the foregoing and the recommendation of the Compensation Committee, in February 2008, our Board approved the following for our current other named executive officers:

Named Executive Officer	2006–2007 Performance Bonus Amount(1)	Stock Option Award(2)	2008 Salary Rate(3)
David A. Arkowitz	$106,560	30,000	$330,000
Lee F. Allen, M.D., Ph.D.	—	20,000	$312,000
Louis Brenner, M.D.	$133,750	20,000	$270,000
Timothy G. Healey	$122,494	22,000	$280,000

(1)
Due to our fiscal year change in 2007 from September 30 to December 31, these performance bonus amounts reflect a performance period of October 1, 2006 through December 31, 2007 in the case of Dr. Brenner, and from the date of hire through December 31, 2007 in the case of Mr. Arkowitz and Mr. Healey.

(2)
Stock option awards reflect awards of options to purchase shares of our common stock pursuant to our 2007 Plan at an exercise price of $47.08, which was the fair market value of a share of our common stock on February 26, 2008, the date of grant. These options have a ten-year term and vest in equal annual installments over a four-year period beginning on the first anniversary of the date of grant.

(3)
Salary increases were effective as of March 1, 2008.

        In addition, for the reasons described above under "Our Recent Compensation Decisions," in August 2008, our Board approved, based on the unanimous recommendation of the Compensation Committee, the following RSU grants to our current other named executive officers:

Named Executive Officer	RSU Grant
David A. Arkowitz	30,000
Lee F. Allen, M.D., Ph.D.	20,000
Louis Brenner, M.D.	10,000
Timothy G. Healey	20,000

        All of the foregoing RSUs will vest according to the following vesting schedule: 50% on the second anniversary of the grant date; an additional 25% on the third anniversary of the grant date; and the remaining 25% on the fourth anniversary of the grant date.

        Further, for the reasons described above in "Executive Performance Criteria" and "Our Recent Compensation Decisions" in February 2009 our Board approved the following for our current named executive officers, except for our Chief Executive Officer:

Named Executive Officer	2008 Performance Bonus Amount(1)	Stock Option Award(2)	2009 Salary Rate(3)
David A. Arkowitz	$120,000	45,000	$350,000
Lee F. Allen, M.D., Ph.D.	$110,000	30,000	$330,000
Louis Brenner, M.D.	$86,000	20,000	$280,000
Timothy G. Healey	$90,000	25,000	$290,000

(1)
These performance bonus amounts reflect a performance period of January 1, 2008 through December 31, 2008. These amounts were paid in March 2009.

(2)
Stock option awards reflect awards of options to purchase shares of our common stock pursuant to our 2007 Plan at an exercise price of $34.26, which was the fair market value of a share of our common stock on February 25, 2009, the date of grant. These options have a ten-year term and vest in equal annual installments over a four-year period beginning on the first anniversary of the date of grant.

(3)
Salary increases were effective as of March 1, 2009.

        Our Board and the Compensation Committee believe that the foregoing salary adjustments, bonus payments, and equity-based awards were justified in light of our 2008 corporate performance, the individual executive's 2008 performance and our Executive Compensation Philosophy Statement.

Regulatory Requirements

Tax Deductibility of Executive Compensation

        Section 162(m) of the Code prohibits us from deducting compensation paid in any year to certain executives in excess of $1 million but does not subject performance-based compensation to this limit. While our Board intends to design certain components of executive compensation to preserve deductibility under Section 162(m) of the Code, it believes that stockholder interests are best served by not restricting our Board's or the Compensation Committee's discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, our Board and the Compensation Committee have from time to time approved, and our Board or the Compensation Committee may in the future approve, compensation arrangements for certain officers, including the grant of equity-based awards, that may not be fully deductible for federal corporate income tax purposes.

Other Regulations Affecting Executive Compensation

        We generally intend to structure post-termination compensation to our executive officers to minimize the effect of additional taxes imposed by Section 409A of the Code.

Summary Compensation Table

        The following table sets forth the annual and long-term compensation of each of our named executive officers for the fiscal years ended December 31, 2008 and 2007, and the three months ended December 31, 2006:

Name and Principal Position	Period	Salary ($)(1)	Bonus ($)(2)		Stock Awards ($)(3)	Option Awards ($)(4)		Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Brian J.G. Pereira, M.D.	2008	492,677	—		393,219	(785,606	)(7)	202,240	6,750	309,280
President and Chief	2007	428,608	—		99,900	3,493,159		337,050	14,461	4,373,178
Executive Officer	10/1/06– 12/31/06	100,000	—		24,975	238,684		59,263	10,926	433,848

David A. Arkowitz(8)	2008	324,808	—		165,024	502,448	(9)	120,000	6,433	1,118,713
Executive Vice President,	2007	210,000	—		36,014	567,742		106,560	6,620	926,936
Chief Financial Officer and Chief Business Officer	10/1/06– 12/31/06	N/A	N/A		N/A	N/A		N/A	N/A	N/A

Lee F. Allen, M.D., Ph.D.(10)	2008	309,923	50,000	(2)	142,619	477,751		110,000	6,750	1,097,043
Executive Vice President	2007	N/A	N/A		N/A	N/A		N/A	N/A	N/A
and Chief Medical Officer	10/1/06– 12/31/06	N/A	N/A		N/A	N/A		N/A	N/A	N/A
Louis Brenner, M.D.	2008	266,539	—		38,703	541,532		86,000	6,750	939,524
Senior Vice President	2007	250,000	—		—	330,612		107,000	7,020	694,632
	10/1/06– 12/31/06	62,500	—		—	73,878		26,750	—	163,128
Timothy G. Healey	2008	277,404	—		121,731	766,491		90,000	6,750	1,262,376
Senior Vice President of	2007	265,000	—		44,325	545,000		113,071	7,050	974,446
Commercial Operations	12/1/06– 12/31/06	21,404	—		3,734	42,953		9,423	25,000	102,514

(1)
Salary increases generally occur once each year and are not retroactive to the beginning of that year. For this reason, the amount actually paid to the named executive officer may be lower than such officer's base salary rate for the year.

(2)
Comprised of a one-time $50,000 bonus to Dr. Allen paid during 2008 in accordance with the terms of his August 2007 employment agreement.

(3)
Stock awards consist of RSUs. The amounts shown do not reflect compensation actually received by the named executive officers but represent expense recognized in accordance with SFAS 123R, disregarding adjustments for the forfeiture assumptions. The assumptions used to calculate the expense amounts shown for all periods presented above are set forth in Note G to our Annual Report on Form 10-K for the year ended December 31, 2008.

(4)
Amounts shown do not reflect compensation actually received by the named executive officers but represent expense recognized in accordance with SFAS 123R, disregarding adjustments for forfeiture assumptions. The assumptions used to calculate the expense amounts shown for all periods presented above are set forth in Note G to our Annual Report on Form 10-K for the year ended December 31, 2008.

(5)
Amounts shown represent cash bonus awards earned by the named executive officers under our short-term incentive plan for performance during the years ended December 31, 2008 and 2007 and the three-month period ended December 31, 2006, which were paid in the first quarter of the following year.

(6)
All other compensation for 2008 includes company 401(k) contributions for the applicable named executive officers.

(7)
The expense recognized in accordance with SFAS 123R during 2008 reflects a $2.2 million reversal of expense associated with 100,000 performance-based stock options granted to Dr. Pereira in 2007, the vesting of which were contingent upon FDA approval of Feraheme by December 31, 2008. Our NDA for Feraheme was not approved by the FDA at December 31, 2008 and as a result, the performance condition underlying the 100,000 performance-based stock option issued in 2007 was not met. Accordingly, during 2008 we reversed the compensation cost associated with this performance-based grant. In addition, in February 2008, we granted 100,000 performance-based stock options to Dr. Pereira, the vesting of which were contingent on the achievement of a performance target with respect to our commercial sale of Feraheme on or prior to March 31, 2009. As of December 31, 2008, we deemed it improbable that the performance target associated with this grant would be met and therefore no expense was recognized during 2008 related to this grant. As the performance target associated with this grant was not achieved by March 31, 2009, the foregoing options expired on March 31, 2009.

(8)
Mr. Arkowitz joined us in April 2007 as our Chief Financial Officer and Chief Business Officer. Accordingly, compensation information is not provided for the three months ended December 31, 2006.

(9)
The expense recognized in accordance with SFAS 123R during 2008 reflects a $0.2 million reversal of expense associated with 10,000 performance-based stock options granted to Mr. Arkowitz in 2007, the vesting of which were contingent upon FDA approval of Feraheme by December 31, 2008. Our NDA for Feraheme was not approved by the FDA at December 31, 2008 and as a result, the performance condition underlying the 10,000 performance-based stock option issued in 2007 was not met. Accordingly, during 2008 we reversed the compensation cost associated with this performance-based grant.

(10)
Dr. Allen joined us August 2007 but was not one of our named executive officers in 2007. Accordingly, compensation information is not provided for 2007 or the three-month period ended December 31, 2006.

Grants of Plan-Based Awards in Fiscal 2008

        The following table sets forth grants of plan-based awards to each of our named executive officers for the year ended December 31, 2008:

											All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Shares of Underlying Options
														Grant Date Fair Value of Stock and Option Awards
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards							Exercise or Base Price of Option Awards
	Grant/ Approval
			Threshold ($)	Target ($)(1)	Maximum ($)(1)	Threshold (#)	Target (#)(2)		Maximum (#)(2)
Name	Date	Grant Type									(#)	(#)	($)(3)	($)(4)
Brian J.G. Pereira, M.D.	3/1/2008(5)	Incentive Plan	—	252,800	379,200	—	—		—		—	—	—	—
	2/26/2008	Performance-Based Stock Options	—	—	—	—	100,000	(6)	100,000	(6)	—	—	47.08	2,535,000
	8/5/2008	Market Condition- Based RSUs	—	—	—	—	50,000	(7)	50,000	(7)	—	—	—	1,632,538
David A. Arkowitz	3/1/2008(5)	Incentive Plan	—	132,000	198,000	—	—		—		—	—	—	—
	2/26/2008	Stock Options	—	—	—	—	30,000		30,000		—	—	47.08	704,223
	8/5/2008	RSUs	—	—	—	—	30,000		30,000		—	—	—	1,154,815
Lee F. Allen, M.D., Ph.D.	3/1/2008(5)	Incentive Plan	—	124,800	187,200	—	—		—		—	—	—	—
	2/26/2008	Stock Options	—	—	—	—	20,000		20,000		—	—	47.08	469,482
	8/5/2008	RSUs	—	—	—	—	20,000		20,000		—	—	—	769,876
Louis Brenner, M.D.	3/1/2008(5)	Incentive Plan	—	108,000	162,000	—	—		—		—	—	—	—
	2/26/2008	Stock Options	—	—	—	—	20,000		20,000		—	—	47.08	469,482
	8/5/2008	RSUs	—	—	—	—	10,000		10,000		—	—	—	384,938
Timothy G. Healey	3/1/2008(5)	Incentive Plan	—	112,000	168,000	—	—		—		—	—	—	—
	2/26/2008	Stock Options	—	—	—	—	22,000		22,000		—	—	47.08	516,430
	8/5/2008	RSUs	—	—	—	—	20,000		20,000		—	—	—	769,876

(1)
The amounts reported in these columns include the 2008 targeted and maximum cash incentive compensation award potential for each named executive officer, as discussed in more detail in the section entitled "Compensation Discussion and Analysis." Actual cash bonus amounts paid in March 2009 for the year ended December 31, 2008 are set forth in the Summary Compensation Table above under the column entitled "Non-Equity Incentive Plan Compensation."

(2)
Amounts shown are the number of shares underlying options and RSUs granted under our 2007 Plan to our named executive officers during the year ended December 31, 2008. The options granted to all of our named executive officers on February 26, 2008 vest in equal annual installments over a four-year period beginning on the first anniversary of the grant date. The market condition based RSUs granted to Dr. Pereira on August 5, 2008 will vest according to the following schedule: 50% on the first anniversary of the stock price target achievement and the remaining 50% on the second anniversary of such stock price target achievement; provided that if the price target is not achieved on or prior to August 5, 2012, then such grant shall automatically terminate. The RSUs granted to the other named executive officers on August 5, 2008 will vest according to the following schedule: 50% on the second anniversary; an additional 25% on the third anniversary and the remaining 25% on the fourth anniversary of the grant date. Other than performance-based options, all options will expire ten years from the date of grant.

(3)
The exercise price of each option award is equal to the fair market value of a share of our common stock on the date of grant.

(4)
Amounts shown represent the aggregate fair value of stock awards and stock options as of the date of grant calculated in accordance with SFAS 123R. Assumptions used to calculate the grant date fair value amounts for stock option awards are set forth in Note G to our Annual Report on Form 10-K for the period ended December 31, 2008. However, the fair value shown above may not be indicative of the value realized on the date the options are exercised due to variability in the share price of our common stock.

(5)
The target bonus percentage ranges for our named executive officers were established as a percentage of base salary in each of their respective employment agreements with the Company. The actual target and maximum bonus amounts for their short-term incentive compensation is set annually by the Board when it establishes the base salaries of our named executive officers.

(6)
Dr. Pereira was granted an option to purchase 100,000 shares of our common stock pursuant to our 2007 Plan which was to begin to vest only upon the achievement of a performance target with respect to our commercial sale of Feraheme on or prior to March 31, 2009. The performance target associated with this grant was not achieved by March 31, 2009 and therefore, the foregoing option expired on March 31, 2009.

(7)
Dr. Pereira was granted 50,000 RSUs pursuant to our 2007 Plan. These RSUs will commence vesting upon achievement of a specific stock price target as follows: 50% will vest upon the first anniversary of such stock price target achievement, and the remaining 50% will vest on the second anniversary of such stock price target achievement; provided that if the price target is not achieved on or prior to August 5, 2012, then such grant shall automatically terminate. The exact stock price target is not being disclosed for competitive reasons. In addition, upon the consummation of a change of control, the foregoing RSUs shall become immediately vested in full with respect to all 50,000 shares of common stock provided that the consideration payable to holders of our common stock in connection with such change of control is equal to or greater than a specified price.

Outstanding Equity Awards at December 31, 2008

        The following table sets forth outstanding equity awards made to each of our named executive officers as of December 31, 2008:

		Option Awards(1)								Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)(1)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Brian J.G. Pereira, M.D.	7/26/2004	15,000	(4)	—		—		13.45	7/26/2014	—		—		—		—
	11/2/2004	8,000	(4)	—		—		13.55	11/2/2014	—		—		—		—
	7/12/2005	60,000	(5)	—		—		10.80	7/12/2015	—		—		—		—
	11/1/2005	8,000	(4)	—		—		8.98	11/1/2015	—		—		—		—
	11/16/2005	117,033	(6)	—		—		9.10	11/16/2015	—		—		—		—
	2/7/2006	100,000	(7)	—		—		19.98	2/7/2016	10,000	(7)	358,500	(7)	—		—
	11/7/2006	25,000	(8)	25,000	(8)	—		41.16	11/7/2016	—		—		—		—
	9/25/2007	11,250	(9)	33,750	(9)	—		54.97	9/25/2017	—		—		—		—
	2/26/2008	—		—		100,000	(10)	47.08	2/26/2018	—		—		—		—
	8/5/2008	—		—		—		—	—	—		—		50,000	(11)	1,792,500	(11)
David A. Arkowitz	4/5/2007	12,500	(12)	37,500	(12)	—		65.22	4/5/2017	2,250	(12)	80,663	(12)	—		—
	9/25/2007	2,250	(9)	6,750	(9)	—		54.97	9/25/2017	—		—		—		—
	2/26/2008	—		30,000	(10)	—		47.08	2/26/2018	—		—		—		—
	8/5/2008	—		—		—		—	—	30,000	(13)	1,075,500	(13)	—		—
Lee F. Allen, M.D., Ph.D.	8/6/2007	12,500	(14)	37,500	(14)	—		52.17	8/6/2017	3,750	(14)	134,438	(14)	—		—
	2/26/2008	—		20,000	(10)	—		47.08	2/26/2018	—		—		—		—
	8/5/2008	—		—		—		—	—	20,000	(13)	717,000	(13)	—		—
Louis Brenner, M.D.	9/7/2006	12,000	(15)	24,000	(15)	—		35.29	9/7/2016	—		—		—		—
	9/25/2007	4,500	(9)	13,500	(9)	—		54.97	9/25/2017	—		—		—		—
	2/26/2008	—		20,000	(10)	—		47.08	2/26/2018	—		—		—		—
	8/5/2008	—		—		—		—	—	10,000	(13)	358,500	(13)	—		—
Timothy G. Healey	12/1/2006	25,000	(16)	25,000	(16)	—		59.10	12/1/2016	1,500	(16)	53,775	(16)	—		—
	9/25/2007	4,500	(9)	13,500	(9)	—		54.97	9/25/2017	—		—		—		—
	2/26/2008	—		22,000	(10)	—		47.08	2/26/2018	—		—		—		—
	8/5/2008	—		—		—		—	—	20,000	(13)	717,000	(13)	—		—

(1)
The exercise price for all stock option grants is the fair market value of a share of our common stock on the date of grant. Unless otherwise specified, all option and RSU awards were granted under our 2000 Plan or 2007 Plan and vest in equal annual installments over a four-year period beginning on the first anniversary of the grant date and all options have a ten-year term.

(2)
The grant of an RSU entitles the recipient to receive one share of our common stock for each RSU granted.

(3)
The value of an unvested unit of stock is calculated by using the closing price of our common stock of $35.85 as reported on the NASDAQ Global Market on December 31, 2008, the last trading day of the year ended December 31, 2008.

(4)
The stock options granted to Dr. Pereira on July 26, 2004, November 2, 2004 and November 1, 2005 were granted in his capacity as an independent member of our Board prior to his joining us as an officer. The July 26, 2004 grant vested immediately with respect to 3,000 of the 15,000 options, and the remaining 12,000 vested in equal annual installments over a four-year period beginning on the first anniversary of the grant date. The November 2, 2004 and November 1, 2005 grants both vested in full immediately on the date of grant.

(5)
In July 2005, Dr. Pereira was granted an option to purchase 60,000 shares of our common stock in connection with a consulting agreement entered into between us and Dr. Pereira prior to Dr. Pereira's employment with us. The option was exercisable with respect to 5,000 shares immediately, and 5,000 additional shares vested at the beginning of each calendar month thereafter.

(6)
Under the terms of Dr. Pereira's November 2005 employment agreement, Dr. Pereira was granted an option to purchase 250,000 shares of our common stock. The option was immediately exercisable with respect to 100,000 shares on the date of grant, and vested with respect to an additional 50,000 shares on each of the first, second and third anniversaries of the grant date.

(7)
On February 7, 2006, Dr. Pereira was granted an option to purchase 100,000 shares of our common stock. This option vested in equal annual installments over three years beginning on the anniversary of Dr. Pereira's November 16, 2006 start date. Dr. Pereira was also granted 20,000 RSUs on the same date.

(8)
On November 7, 2006, Dr. Pereira assumed the role of President and Chief Executive Officer of the Company and was granted an option to purchase 50,000 shares of our common stock at an exercise price of $41.16.

(9)
On September 25, 2007, with the exception of Dr. Allen who had joined us in August 2007, all of our then serving executive officers were granted options to purchase shares of our common stock at an exercise price of $54.97.

(10)
On February 26, 2008, all of our then serving executive officers, with the exception of Dr. Pereira, were granted options to purchase shares of common stock at an exercise price of $47.08. On the same date, Dr. Pereira was granted a performance-based option to purchase 100,000 shares of our common stock, the vesting of which was contingent upon the achievement of a performance target with respect to our commercial sale of Feraheme on or prior to March 31, 2009. The performance target associated with this grant was not achieved by March 31, 2009 and therefore the foregoing option expired on March 31, 2009.

(11)
On August 5, 2008, Dr. Pereira was granted 50,000 RSUs. These RSUs will commence vesting upon achievement of a specific stock price target as follows: 50% will vest upon the first anniversary of such stock price target achievement, and the remaining 50% will vest on the second anniversary of such stock price target achievement; provided that if the price target is not achieved on or prior to August 5, 2012, then such grant shall automatically terminate. The exact stock price target is not being disclosed for competitive reasons. In addition, upon consummation of a change of control, the foregoing RSUs shall become immediately vested in full with respect to all 50,000 shares of common stock provided that the consideration payable to holders of our common stock in connection with such change of control is equal to or greater than a specified price.

(12)
Mr. Arkowitz joined us in April 2007. Under the terms of his April 2007 employment agreement, Mr. Arkowitz was granted an option to purchase 50,000 shares of our common stock at an exercise price of $65.22. Mr. Arkowitz was also granted 3,000 RSUs.

(13)
On August 5, 2008, all of our then serving executive officers, other than Dr. Pereira, were granted RSUs which vest as follows: 50% on the second anniversary of the grant date; an additional 25% on the third anniversary of the grant date; and an additional 25% on the fourth anniversary of the grant date.

(14)
Dr. Allen joined us in August 2007. Under the terms of his August 2007 employment agreement, Dr. Allen was granted an option to purchase 50,000 shares of our common stock at an exercise price of $52.17. Dr. Allen was also granted 5,000 RSUs.

(15)
Dr. Brenner joined us in September 2006. Under the terms of his September 2006 employment agreement, Dr. Brenner was granted an option to purchase 48,000 shares of our common stock at an exercise price of $35.29.

(16)
Mr. Healey joined us in December 2006. Under the terms of his December 2006 employment agreement, Mr. Healey was granted an option to purchase 50,000 shares of our common stock at an exercise price of $59.10. In addition, Mr. Healey was granted 3,000 RSUs.

Option Exercises and Stock Vested in Fiscal 2008

        The following table sets forth option exercises and stock vested for each of our named executive officers for the year ended December 31, 2008:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Brian J.G. Pereira, M.D.	—	—	5,000	268,550
David A. Arkowitz	—	—	750	30,983
Lee F. Allen, M.D., Ph.D.	—	—	1,250	51,963
Louis Brenner, M.D.	—	—	—	—
Timothy G. Healey	—	—	750	25,260

(1)
Value is calculated by multiplying the number of shares times the closing price of a share of our common stock on the vesting date.

Change of Control and Severance Compensation

        Our change of control and severance compensation arrangements are designed to meet the following objectives:

Change of control

        Our philosophy is that appropriate provision should be made for our executive officers both upon the occurrence of a change of control and in the event their employment is terminated within one year following a change of control. We believe that providing a component of severance compensation if an executive officer is terminated as a result of a change of control promotes the ability of our executives to act in the best interests of our stockholders even where a transformative transaction may result in termination of the executive's employment. We also believe that these mutually-agreed to severance arrangements are appropriate because they are necessary to recruit, retain and motivate key executive talent.

Termination Without Cause

        Our philosophy is that appropriate provision should be made for our executive officers in the event of a termination of their employment with us without cause or if they resign for good reason. We believe that providing such severance compensation encourages our executives to exercise independent business judgment in what they believe to be in the best interests of the Company and those of our stockholders without concern of being terminated without appropriate compensation. We also believe that these mutually-agreed to severance arrangements are appropriate because they are necessary to recruit, retain and motivate key executive talent.

        We have entered into employment agreements with each of our named executive officers, including our Chief Executive Officer, which provide for the severance and change of control compensation arrangements described below.

Chief Executive Officer

        On July 31, 2007, we entered into an amended and restated employment agreement with Dr. Pereira, which replaced his November 22, 2005 employment agreement. The July 2007 employment agreement provides that in the event that we terminate the employment of Dr. Pereira, other than for death, disability or cause, or Dr. Pereira resigns for good reason, and he (i) has complied with all his obligations under all agreements with us, and (ii) signs a general release of claims in a form acceptable to us, then we are obligated to pay severance to Dr. Pereira in an amount equal to 24 months of base salary, paid in equal installments over the severance period in accordance with our usual payroll schedule. This provision does not apply during the one-year period following a change of control.

        The July 2007 employment agreement also provides that upon a change of control of the Company, unless a specific equity award agreement provides for alternative acceleration provisions, 50% of the unvested options to purchase common stock, RSUs and other equity incentives granted to Dr. Pereira after the date of his July 2007 employment agreement will become immediately vested. Further, in the event that within one year from the date a change of control of the Company occurs, we or our successor terminates the employment of Dr. Pereira other than for death, disability or cause, or Dr. Pereira resigns for good reason, and he (i) has complied with all his obligations under all agreements with us, and (ii) signs a general release of claims in a form acceptable to us or our successor, then we or our successor are obligated to provide Dr. Pereira with the following benefits post-termination:

  •
  24 months of base salary, paid in equal installments over the severance period in accordance with our usual payroll schedule;

  •
  two times the average bonus paid to Dr. Pereira over the preceding three years; provided that in no event will a year prior to the year ended December 31, 2007 be used in the calculation;

  •
  continuation of health and dental benefits until the earlier of (a) 24 months post termination or (b) health and dental coverage being provided to Dr. Pereira under another employer's health and dental plan; and

  •
  the full acceleration of vesting of any then unvested outstanding stock options and RSUs that were granted before such change of control.

        The July 2007 employment agreement did not change the existing acceleration provisions related to equity awards granted to Dr. Pereira prior to July 2007 or which provide for conflicting change of control provisions, which equity awards will continue to vest in full immediately upon a change of control. In accordance with the terms of the August 2008 market condition based RSU grant, all unvested shares of common stock issuable under the applicable agreement will become immediately vested in full upon a change of control provided that the consideration payable to the holders of our common stock in connection with such change of control is equal to or greater than a specified price. All outstanding equity awards granted to Dr. Pereira after July 2007, other than the foregoing market condition based award, vest in full immediately upon a change of control in accordance with the terms of the respective award agreements.

Other Named Executive Officers

        The July 2007 Employment Agreements we entered into with each of our then serving other named executive officers, including David A. Arkowitz, Louis Brenner, and Timothy G. Healey replaced their existing employment agreements. Each of the July 2007 Employment Agreements provides for the executive to receive a base salary, subject to adjustment at the discretion of our Board or the Compensation Committee. In August 2007 in connection with his joining the company, Lee F. Allen entered into an employment agreement with us which contained substantially similar severance and change of control provisions.

        Each of the July 2007 Employment Agreements, and Dr. Allen's August 2007 employment agreement, also provides that in the event that we terminate the executive officer's employment, other than for death, disability or cause, or he resigns for good reason, and he (i) has complied with all his obligations under all agreements with us, and (ii) signs a general release of claims in a form acceptable to us, then we are obligated to pay severance to the executive officer in an amount equal to 12 months of his base salary, paid in equal installments over the severance period in accordance with our usual payroll schedule. This provision does not apply during the one-year period following a change of control.

        Further, each of the July 2007 Employment Agreements, and Dr. Allen's August 2007 employment agreement, provide that upon a change of control of the Company, 50% of the unvested options to purchase common stock, RSUs and other equity incentives granted to the executive officer will become immediately vested. In addition, in the event that within one year from the date a change of control of the Company occurs, we or our successor terminates the employment of the executive officer other than for death, disability or cause, or he resigns for good reason, and he (i) has complied with all his obligations under all agreements with us, and (ii) signs a general release of claims in a form acceptable to us or our successor, then we or our successor, are obligated to provide the executive officer with the following benefits post-termination:

  •
  12 months of base salary, paid in equal installments over the severance period in accordance with our usual payroll schedule;

  •
  one times the average bonus paid to the executive officer over the preceding three years; provided that in no event will a year prior to the year ended December 31, 2007 be used in the calculation;

  •
  continuation of health and dental benefits until the earlier of (a) 24 months post termination or (b) health and dental coverage being provided to the executive officer under another employer's health and dental plan; and

  •
  the full acceleration of vesting of any then unvested outstanding stock options and RSUs that were granted before such change of control.

Potential Payments Upon Termination or Change of Control

        The table below sets forth the estimated amount of payments and other benefits each named executive officer would be entitled to receive upon the occurrence of the indicated event, assuming that the event occurred on December 31, 2008. The information is provided relative to the named executive officer's termination or change of control arrangements as of December 31, 2008. The values relating to vesting of stock options and RSU awards are based upon a per share fair market value of our common stock of $35.85, the closing price reported on the NASDAQ Global Market on December 31, 2008, the last trading day of the year ended December 31, 2008. Actual payments made at any future date will vary based on various factors including, salary and bonus levels, the vesting schedules of the various equity-based awards, and the price of our common stock at the time of termination or change of control. For purposes of the payments associated with a change of control set forth in following table, we have assumed that the respective named executive officer was terminated on December 31, 2008.

Name	Termination Event	Salary and Other Cash Payments ($)		Vesting of Stock Options ($)(1)	Vesting of RSUs ($)(1)		Health and Dental Benefits ($)(2)
Brian J.G. Pereira, M.D.	Termination without cause or resignation for good reason other than in the context of a change of control	1,010,000	(3)	—	358,500	(4)	—
	Change of control	1,608,553	(3)	—	358,500	(4)	43,387
David A. Arkowitz	Termination without cause or resignation for good reason other than in the context of a change of control	330,000	(5)	—	—		—
	Change of control	443,280	(5)	—	1,156,163	(6)	43,387
Lee F. Allen, M.D., PhD.	Termination without cause or resignation for good reason other than in the context of a change of control	312,000	(5)	—	—		—
	Change of control	422,000	(5)	—	851,438	(6)	43,387
Louis Brenner, M.D.	Termination without cause or resignation for good reason other than in the context of a change of control	270,000	(5)	—	—		—
	Change of control	379,875	(5)	13,440	358,500	(6)	43,387
Timothy G. Healey	Termination without cause or resignation for good reason other than in the context of a change of control	280,000	(5)	—	—		—
	Change of control	386,247	(5)	—	770,775	(6)	43,387

(1)
All unvested equity-based awards are assumed to have accelerated as of December 31, 2008, the last trading day of the year ended December 31, 2008. The amount shown in this column represents the difference between the exercise price and the fair market value of the accelerated options assuming a $35.85 fair market value of our stock on December 31, 2008.

(2)
Under the terms of the July 2007 Employment Agreements with Drs. Pereira and Brenner and Messrs. Arkowitz and Healey and the terms of Dr. Allen's August 2007 employment agreement, all of which were in effect at December 31, 2008, if, within one year from the date a change of control of company occurs, we or our successor terminates the employment of the executive officer other than for death, disability or cause, or he resigns for good reason, he is entitled to continued health and dental coverage for the earlier of twenty-four months from the date of termination or the date he is provided with health and dental coverage by another employer's health and dental plan. For purposes of this table we have assumed twenty-four months coverage of our current health and dental benefits.

(3)
Under the terms of Dr. Pereira's July 2007 employment agreement in effect at December 31, 2008, Dr. Pereira is entitled to twenty-four months of severance pay if he is terminated without cause or resigns for good reason. In addition, if Dr. Pereira is terminated without cause or resigns for good reason within a year following a change of control, he will also receive two times the average annual bonus paid to him over the preceding three years, provided that in no event will a year prior to the year ended December 31, 2007 be used in this calculation.

(4)
Under the terms of Dr. Pereira's February 6, 2007 RSU agreement, any unvested shares of common stock issuable under that agreement will become immediately vested in full upon a change of control or if he is terminated without cause or he resigns for good reason. In addition, under the terms of Dr. Pereira's August 5, 2008 market condition based RSU described above in footnote (2) under the table entitled "Grants of Plan-Based Awards in Fiscal 2008," any unvested shares of common stock issuable under the applicable agreement will become immediately vested in full upon a change of control provided that the consideration payable to the holders of our common stock in connection with such change of control is equal to or greater than a specified price. For purposes of this table, we have assumed that the August 2008 RSUs did not vest upon a change of control.

(5)
Under the terms of the July 2007 Employment Agreements entered into with Messrs. Arkowitz and Healey and Dr. Brenner and under the terms of Dr. Allen's August 2007 employment agreement, all of which were in effect at December 31, 2008, these named executive officers are entitled to twelve months of severance pay based on their then current salary if they are terminated without cause or resign for good reason. In addition, if our named executive officers are terminated without cause or resign for good reason within a year following a change of control, they will also receive one times the sum of their then existing annual salary rate and the average annual bonus paid to them over the preceding three years, provided that in no event will a year prior to the year ended December 31, 2007 be used in this calculation.

(6)
Under the terms of the July 2007 Employment Agreements entered into with Messrs. Arkowitz and Healey and Dr. Brenner and under the terms of Dr. Allen's August 2007 employment agreement, all of which were in effect at December 31, 2008, 50% of any unvested options to purchase common stock, RSUs and other equity incentives then held by them will become immediately vested upon a change of control and the remaining unvested amount will become immediately exercisable if the executive officer is terminated without cause or resigns for good reason within a year following a change of control.

401(k) Plan

        We provide a 401(k) Plan to our employees by which they may defer compensation for income tax purposes under Section 401(k) of the Code. Under our current 401(k) Plan, the Company provides a fully vested contribution equal to 3% of each employee's, including each executive officer's, base salary and bonus payments for each plan year. All contributions to the 401(k) plan by or on behalf of employees are subject to the aggregate annual limits prescribed by the Code.

By Order of the Board of Directors,

Joseph L. Farmer Secretary

        The Board welcomes stockholders who wish to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Annual Meeting, and your cooperation will be appreciated. Stockholders who attend the Annual Meeting may vote their stock personally even though they have sent in their proxies.

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 is available without charge upon written request to our principal executive offices at 100 Hayden Avenue, Lexington, MA 02421, attention: Secretary.

Appendix A

AMAG PHARMACEUTICALS, INC.

2007 EQUITY INCENTIVE PLAN

1.
General

        (a)    Successor to Prior Plan.    This 2007 Equity Incentive Plan (the "Plan") was originally adopted by the Board of Directors (the "Board") of AMAG Pharmaceuticals, Inc. (the "Company") on October 2, 2007 and amended and restated on March 25, 2009. This Plan is intended as the successor to the Company's Amended and Restated 2000 Stock Plan (the "2000 Plan"). As of the date this Plan is originally adopted by the Company's stockholders (the "Effective Date"), no additional Awards shall be granted under the 2000 Plan. Any shares remaining available for issuance under the 2000 Plan as of the Effective Date shall be included in the number of shares of Common Stock that may be issued pursuant to the Plan as provided in Section 3 hereof and shall be available for issuance pursuant to Awards granted hereunder. All outstanding Awards granted under the 2000 Plan shall remain subject to the terms of the 2000 Plan, except that the Board may elect to extend one or more of the features of this Plan to options granted under the 2000 Plan. Any shares subject to outstanding Awards granted under the 2000 Plan that expire or terminate for any reason prior to exercise shall be added to the Total Share Reserve of this Plan as provided in Section 3 and become available for issuance pursuant to Awards granted hereunder. All Awards granted subsequent to the Effective Date shall be subject to the terms of this Plan.

        (b)    Purpose and Eligibility.    The purpose of the Plan is to provide restricted stock units, restricted stock awards, stock options, and other stock-based awards (each an "Award") to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a "Participant". Additional definitions are contained in Section 9.

2.
Administration

        (a)    Administration by Board of Directors.    The Plan will be administered by the Board. The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award; provided, however, that all Awards granted to "non-employee directors" as defined in Rule 16b-3 under the Exchange Act must be granted by a committee comprised solely of "outside directors" as defined in Section 162(m) of the Code. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

        (b)    Appointment of Committees.    To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean such Committee or the Board.

        (c)    Delegation to Executive Officers.    To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.
Stock Available for Awards

        (a)    Type of Security; Number of Shares.    Subject to adjustment under Section 3(d), the aggregate number of shares of Common Stock of the Company (the "Common Stock") that may be issued pursuant to the Plan shall not exceed, in the aggregate, the sum of (i) the number of shares remaining available for issuance under the 2000 Plan as of the Effective Date, (ii) the number of shares that are issuable pursuant to Awards outstanding under the 2000 Plan as of the Effective Date and, but for this provision, would have otherwise reverted to the share reserve of the 2000 Plan pursuant to the provisions thereof, and (iii) an additional 2,600,000 shares (the sum of (i), (ii) and (iii) being referred to herein as the "Total Share Reserve"). If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed the Total Share Reserve. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. If any shares subject to an Award are not delivered to a Participant because the Award is exercised through a reduction of shares subject to the Award (i.e., "net exercised"), the number of shares that are not delivered to the Participant shall not remain available for issuance under the Plan. Also, any shares reacquired by the Company as consideration for the exercise of an Option shall not again become available for issuance under the Plan.

        (b)    Per-Participant Limit.    Subject to adjustment in accordance with Section 3(d), no Participant may be granted Awards during any one fiscal year with respect to more than 300,000 shares of Common Stock.

        (c)    Fungible Share Reserve.    Effective May 5, 2009, the number of shares available for issuance under the Plan shall be reduced by: (i) one share for each share of stock issued pursuant to an Option granted under Section 4 or a stock appreciation right granted under Section 7 with respect to which the strike price is at least 100% of the fair market value of the Company's Common Stock on the date of grant and which shall expire no later than 10 years from the date of the grant; and (ii) 1.5 shares for each share of Common Stock issued pursuant to a Restricted Stock Award, Restricted Stock Unit Award or other stock-based award granted under Section 7. To the extent there is a Restricted Stock Award, Restricted Stock Unit Award or other stock-based award granted under Section 7 and the shares underlying such Award again become available for issuance under the Plan pursuant to Section 3(a), then the number of shares of Common Stock available for issuance under the Plan shall increase by 1.5 shares.

        (d)    Adjustment to Common Stock.    In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event (an "Extraordinary Capitalization Event"), (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted (or substituted Awards may be made) by the Board in a proportionate and equitable manner to the extent that such Extraordinary Capitalization Event increases or decreases the actual outstanding shares of Common Stock of the Company as of immediately prior to such Extraordinary Capitalization Event.

4.
Stock Options

        (a)    General.    The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the

Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

        (b)    Incentive Stock Options.    An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall be granted only to employees of the Company or a Subsidiary and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "Nonstatutory Stock Option".

        (c)    Exercise Price.    The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement; provided that the exercise price shall not be less than the fair market value of the Company's Common Stock on the date of grant. The exercise price with respect to an Incentive Stock Option granted to an employee who at the time of grant owns (directly or under the attribution rules of Section 424(d) of the Code) stock representing more than 10% of the voting power of all classes of stock of the Company or of any Subsidiary shall be at least 110% of the fair market value of the Company's Common Stock on the date of grant.

        (d)    Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided that no Option shall expire later than 10 years from its date of grant, and no Incentive Stock Option granted to an employee who owns (directly or under the attribution rules of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary shall expire later than 5 years from its date of grant.

        (e)    Exercise of Options.    Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

        (f)    Payment Upon Exercise.    Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

            (i)  by check payable to the order of the Company;

           (ii)  except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

          (iii)  to the extent explicitly provided in the applicable option agreement and not otherwise prohibited by applicable law, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement); provided, that no shares of Common Stock so delivered in payment of the exercise price of any Option shall thereafter be available for re-issuance under the Plan, (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

        (g)    No Repricing.    Other than in connection with a change in the Company's capitalization (as described in Section 3(d)), without stockholder approval (i) the exercise price of an Option may not be reduced, and (ii) no Option may be amended, cancelled or repurchased for the purpose of repricing, replacing or regranting such Option with an exercise price that is less than the original exercise price of such Option.

5.
Restricted Stock

        (a)    Grants.    The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

        (b)    Terms and Conditions.    The Board shall determine the terms and conditions (or provide for no conditions) of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6.
Restricted Stock Units

        The Board may grant Awards entitling recipients to receive shares of Common Stock (each, a "Restricted Stock Unit Award"), subject to any terms and conditions established for such Awards. The Board shall determine the terms and conditions (or provide for no conditions) of any such Restricted Stock Unit Award and such terms and conditions will be reflected in the applicable Restricted Stock Unit Award agreement.

7.
Other Stock-Based Awards

        The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards, or other stock units.

8.
General Provisions Applicable to Awards

        (a)    Transferability of Awards.

            (i)  Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, except as set forth in Section 8(a)(ii) below, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. Notwithstanding anything to the contrary contained in this Section 8(a)(i) in no event shall an Award be transferred in exchange for the receipt of any consideration.

           (ii)  During the life of the Participant, an Option shall be exercisable only by him, by a conservator or guardian duly appointed for him by reason of his incapacity or by the person appointed by the Participant in a durable power of attorney acceptable to the Company's counsel.

  Notwithstanding anything to the contrary in this Section 8(a), the Board may in its discretion permit a Participant who has received a Nonstatutory Stock Option to transfer the Nonstatutory Stock Option to a member of the Immediate Family (as hereinafter defined) of the Participant, to a trust solely for the benefit of the Participant and the Participant's Immediate Family or to a partnership or limited liability company whose only partners or members are the Participant and members of the Participant's Immediate Family. "Immediate Family" shall mean, with respect to any Participant, the Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

        (b)    Documentation.    Each Award under the Plan (other than a grant of stock with no restrictions) shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

        (c)    Board Discretion.    The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

        (d)    Termination of Status.    The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

        (e)    Acquisition of the Company.

          (i)    Consequences of an Acquisition.

            (A)  Unless otherwise expressly provided in the applicable Option or Award, upon the occurrence of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 8(e)(i)(A), also the "Board") shall, as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, upon written notice to the affected optionees, provide that one or more Options must be exercised, to the extent then exercisable or to become exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or terminate one or more Options in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) of the shares subject to such Options (to the extent then exercisable or to become exercisable as a result of the Acquisition) over the exercise price thereof.

            (B)  An "Acquisition" shall mean: (1) any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the

    Company or such surviving or acquiring entity outstanding immediately after such event; (2) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction); (3) any "person" or "group" (as defined in the Exchange Act) becomes the beneficial owner of a majority of the combined voting power of the then outstanding voting securities with respect to the election of the Board; or (4) any other acquisition of the business of the Company, as determined by the Board.

          (ii)    Assumption of Options Upon Certain Events.    In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

        (f)    Withholding.    Each Participant shall pay to the Company or an employing Subsidiary, or make provisions satisfactory to the Company or an employing Subsidiary for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement) to the extent permitted by law; provided, however, that payment of withholding obligation in the form of shares shall not be made with respect to an amount in excess of the minimum required withholding; provided, further, that no shares of Common Stock so delivered in satisfaction of any such tax obligation shall thereafter be available for re-issuance under the Plan. The Company or an employing Subsidiary may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

        (g)    Amendment of Awards.    Subject to the requirements of Section 4(g) above, the Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option; provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

        (h)    Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        (i)    Acceleration.    In the event of a Participant's death or disability, upon an Acquisition, or upon the Participant's retirement (as such term may be defined in the Participant's Award agreement or in another applicable agreement) (together, the "Vesting Acceleration Requirements"), the Board may provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option. Notwithstanding the foregoing, the Board may provide for the vesting acceleration of a limited number of Options or Awards that do not meet the Vesting Acceleration Requirements subject to the limitations provided in Section 8(k).

For purposes of clarification, the Vesting Acceleration Requirements shall only apply to Awards that are granted after May 5, 2009 and Awards for which the vesting is accelerated after May 5, 2009 (other than Awards for which the vesting is accelerated pursuant to arrangements entered into before May 5, 2009).

        (j)    Awards to Non-United States Persons.    Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws. The Board shall have the right to amend the Plan, consistent with its authority to amend the Plan as set forth in Section 9(e), to obtain favorable tax treatment for such Participants, and any such amendments shall be evidenced by an Appendix to the Plan. The Board may delegate this authority to a Committee thereof.

        (k)    Minimum Vesting.    After May 5, 2009, except for Awards granted to "non-employee directors" as defined in Rule 16b-3 under the Exchange Act as non-discretionary initial or annual grants, generally (i) no Restricted Stock Award, Restricted Stock Unit Award or other stock-based award granted under Section 7 that vests on the basis of the Participant's service with the Company shall vest at a rate that is any more rapid than ratably over a three-year period and (ii) no Restricted Stock Award, Restricted Stock Unit Award or other stock-based award granted under Section 7 that vests based on the satisfaction of performance goals shall provide for a performance period of less than 12 months (together, the "Minimum Vesting Requirements"); provided, however, that the vesting of any Award, including an Option, may accelerate (or may be accelerated by the Board or Committee) if one or more of the Vesting Acceleration Requirements is met. Notwithstanding the foregoing, after May 5, 2009, (A) Awards granted that do not meet the Minimum Vesting Requirements, (B) Awards granted that do not meet the Vesting Acceleration Requirements and (C) Awards for which the vesting is accelerated (other than Awards for which the vesting is accelerated pursuant to arrangements entered into before May 5, 2009) that do not meet the Vesting Acceleration Requirements shall together be limited to 10% of the total number of shares reserved for issuance under the Plan.

9.
Miscellaneous

        (a)    Definitions.

    (i)
    "Company," for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of AMAG Pharmaceuticals, Inc., as defined in Section 424(f) of the Code (a "Subsidiary"), and any present or future parent corporation of AMAG Pharmaceuticals, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "Subsidiary" shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

    (ii)
    "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

    (iii)
    "Exchange Act" means the Exchange Act of 1934, as amended.

        (b)    No Right To Employment or Other Status.    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

        (c)    No Rights As Stockholder.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

        (d)    Effective Date and Term of Plan.    The Plan shall become effective on the date on which it is adopted by the stockholders of the Company. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the stockholders of the Company, but Awards previously granted may extend beyond that date.

        (e)    Amendment of Plan.    Subject to the requirements of Section 4(g) above, the Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that without approval of the Company's stockholders there shall be no: (i) increase in the total number of shares covered by the Plan, except by operation of the provisions of Section 3(c), or the aggregate number of shares of Common Stock that may be issued to any single person in a period; (ii) change in the class of persons eligible to receive Awards under the Plan; or (iii) other change in the Plan that requires stockholder approval under applicable law or stock exchange rule.

        (f)    Section 409A of the Internal Revenue Code.    The Awards granted pursuant to the Plan are intended to avoid the potential adverse tax consequences to Participants of Section 409A of the Code, and the Board may in its sole discretion make such modifications to any Award agreement pursuant to the Plan as it deems necessary or advisable to avoid such adverse tax consequences.

        (g)    Governing Law.    The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Delaware, without regard to any applicable conflicts of law.

        (h)    Use of Proceeds.    The proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

        (i)    Section 16 Matters.    With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Board, or any Committee thereof, fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Board.

ANNUAL MEETING OF STOCKHOLDERS OF

AMAG PHARMACEUTICALS, INC.

May 5, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON MAY 5, 2009.

This Proxy Statement, the Proxy Card, and the Company’s 2008 Annual Report are all available free of charge at www.amagpharma.com.

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

 Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: To elect seven members to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

	NOMINEES:	2.	Proposal to approve	FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES			the amendment and	☐	☐	☐
	JOSEPH V. BONVENTRE, MD		restatement of our 2007
☐ WITHHOLD AUTHORITY	MICHAEL NARACHI		Equity Incentive Plan
FOR ALL NOMINEES	BRIAN J.G. PEREIRA, MD		to, among other things,
	ROBERT J. PEREZ		increase the number of
	DAVEY S. SCOON		shares of our common
	MARK SKALETSKY		stock available for
	RON ZWANZIGER		issuance thereunder by
☐ FOR ALL EXCEPT			600,000 shares.
(See instructions below)
		3.	Proposal to ratify the
			appointment of	☐	☐	☐
PricewaterhouseCoopers
INSTRUCTION:	To withhold authority to vote for any individual nominee(s),		LLP as our independent
mark “FOR ALL EXCEPT” and fill in the circle next to each			auditor for the year
nominee you wish to withhold, as shown here:			ending December 31,
2009.

		4.	To transact such other business as may properly come
before the Annual Meeting, or any adjournment thereof.

Mark box at right if you plan to attend the Annual Meeting. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

AMAG PHARMACEUTICALS, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 5, 2009

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoint(s) Brian J.G. Pereira, M.D. and Mark Skaletsky, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of stock of AMAG Pharmaceuticals, Inc., or the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the executive offices of the Company, 100 Hayden Avenue, Lexington, Massachusetts 02421, on Tuesday, May 5, 2009 at 9:00 a.m., local time, and at any adjournment thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE ELECTION OF DIRECTORS, FOR THE PROPOSED AMENDMENT AND RESTATEMENT OF OUR 2007 EQUITY INCENTIVE PLAN, FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 4.

(Continued and to be signed on the reverse side)